UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

INFORMATION REQUIRED IN PROXY STATEMENT

_________________________________

SCHEDULE 14A

_________________________________

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

DEFI DEVELOPMENT CORP.
(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

DEFI DEVELOPMENT CORP.
6401 Congress Avenue, Suite 250
Boca Raton, FL 33487
www.defidevcorp.com

Notice of Annual Meeting of Stockholders
to be held on December 18, 2025

November 5, 2025

Dear Fellow Stockholders:

The 2025 annual meeting of stockholders (the “2025 Annual Meeting”) of DeFi Development Corp., a Delaware corporation, will be held as a virtual meeting on Thursday, December 18, 2025, at 2:00 p.m. Eastern Time. You will be able to attend the Annual Meeting by first registering at https://web.viewproxy.com/DFDV/2025. After you have registered, you will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. Stockholders will be able to listen, vote and submit questions during the virtual meeting.

The purposes of the meeting are:

1.      To elect five (5) members of the Company’s board of directors (the “Board”), each to serve until the next annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal (“Proposal No. 1”);

2.      To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (“Proposal No. 2”);

3.      To amend the Company’s 2023 Equity Incentive Plan (the “2023 Plan”) to increase the number of shares reserved for issuance to 5,000,000 (“Proposal No. 3”);

4.      To amend the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized common stock to 1,000,000,000 (“Proposal No. 4”);

5.      To amend the Company’s Certificate of Incorporation to increase the number of authorized preferred stock to 1,000,000,000 (“Proposal No. 5”);

6.      To approve the Company’s 2025 Employee Stock Purchase Plan (the “ESPP”) (“Proposal No. 6”); and

7.      To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The Board unanimously recommends a vote “FOR” the approval of each of the Director Nominees in Proposal No. 1, and a vote “FOR” each of Proposal No. 2, Proposal No. 3, Proposal No. 4, Proposal No. 5 and Proposal No. 6.

Pursuant to our Amended and Restated Bylaws, as amended (“Bylaws”), our Board has fixed the close of business on October 24, 2025, as the record date (the “Record Date”) for a determination of stockholders entitled to notice and to vote at the 2025 Annual Meeting and any adjournment thereof. Holders of our common stock and Series A preferred stock (“Series A Preferred Stock”) are entitled to vote at the 2025 Annual Meeting.

Whether or not you plan to attend the 2025 Annual Meeting, your vote is important. To ensure your representation at the meeting, please vote by signing and dating the enclosed proxy card and returning it promptly in the enclosed postage-paid envelope or by submitting voting instructions via the internet at https://web.viewproxy.com/DFDV/2025. Sending in your proxy or submitting voting instructions via the internet will not prevent you from voting at the virtual 2025 Annual Meeting. If you vote at the virtual 2025 Annual Meeting, that vote will revoke any prior proxy or voting instructions that you have submitted.

By Order of the Board of Directors,

/s/ Joseph Onorati
Joseph Onorati
Chief Executive Officer
Boca Raton, Florida
November 5, 2025

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 18, 2025

This Proxy Statement, the Proxy Card and our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available online at: https://web.viewproxy.com/DFDV/2025.

DEFI DEVELOPMENT CORP.
6401 Congress Avenue, Suite 250
Boca Raton, FL 33487
www.defidevcorp.com

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT

Unless otherwise noted the share and per share information in this proxy statement reflects a 7-for-1 forward stock split of our outstanding Common Stock effective as of May 20, 2025.

DeFi Development Corp. is furnishing this proxy statement to our stockholders of record as of the close of business on October 24, 2025 (the “Record Date”) in connection with our solicitation of proxies for use at the annual meeting of stockholders to be held virtually on December 18, 2025, at 2:00 p.m. Eastern Time and any adjournment(s), postponement(s) or other delays thereof (the “2025 Annual Meeting”). You will be able to virtually attend the 2025 Annual Meeting by first registering at https://web.viewproxy.com/DFDV/2025. You will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date where you will be able to listen to the meeting live, submit questions and vote online. Further information about how to attend the virtual 2025 Annual Meeting online, vote your shares online during the virtual 2025 Annual Meeting and submit questions during the virtual 2025 Annual Meeting is included in this proxy statement.

References in this proxy statement to the “Company,” “DeFi,” “our company,” “we,” “us,” “our” and similar terms mean DeFi Development Corp.

The accompanying proxy is solicited by our Board of Directors (our “Board”) and is revocable by the stockholder any time before it is voted at the 2025 Annual Meeting, as described below.

We have elected to take advantage of the U.S. Securities and Exchange Commission’s (the “SEC”) “notice and access” rule that allows us to furnish proxy materials to stockholders online. On or about November 5, 2025, we will mail to our stockholders of record as of the close of business on the Record Date either (i) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials online and how to request a printed set of our proxy materials or (ii) if previously requested, a printed set of our proxy materials. If you receive a Notice of Internet Availability of Proxy Materials by mail, you will not receive a printed set of our proxy materials unless you specifically request one.

Our principal executive offices are located at 6401 Congress Avenue, Suite 250 Boca Raton, Florida, 33487, and our telephone number is (561) 559-4111.

Who May Vote

Only holders of our common stock, par value $0.00001 (“Common Stock”) or Series A Preferred Stock, outstanding as of the close of business on the Record Date are entitled to receive notice of, and to vote at, the 2025 Annual Meeting. As of the Record Date, there were 30,123,949 shares of Common Stock outstanding and entitled to vote at the 2025 Annual Meeting and there were 10,000 shares of preferred stock, par value $0.00001 (“Preferred Stock”) outstanding and entitled to vote at the 2025 Annual Meeting, all of which are Series A Preferred Stock. Each share of Common Stock is entitled to one vote on all matters, and each share of our Series A Preferred Stock is entitled to 10,000 votes on all matters. There are no cumulative voting rights.

Voting Requirements

One-third of the shares of Common Stock entitled to vote at the 2025 Annual Meeting, present virtually or by proxy, constitutes a quorum for action at the meeting. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. A “non-vote” occurs when a bank, broker or other nominee holding shares for a beneficial owner vote on one proposal but does not vote on another proposal because, with respect to such other proposal, such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The vote requirement for each matter is as follows:

•        Proposal No. 1 (Election of Directors) — A nominee will be elected as a director if such nominee receives a plurality of the votes cast by the holders of shares of Common Stock and Series A Preferred Stock, voting as a single class, at the 2025 Annual Meeting. A plurality of votes cast means that the candidates receiving the highest number of affirmative votes will be elected as directors. Proxy cards marked to “withhold” authority to vote for a director nominee and broker non-votes, if any, will not be counted either for or against the election of a nominee.

•        Proposal No. 2 (Ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025) — The ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock and Series A Preferred Stock, voting as a single class, present or represented by proxy at the 2025 Annual Meeting and entitled to vote thereon. Abstentions, if any, will have the effect of a vote against this item.

•        Proposal No. 3 (To amend our 2023 Equity Incentive Plan to increase the number of shares reserved for issuance to 5,000,000) — To amend our 2023 Equity Incentive Plan to increase the number of shares reserved for issuance to 5,000,000 requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock and Series A Preferred Stock, voting as a single class, present or represented by proxy at the 2025 Annual Meeting and entitled to vote thereon. Abstentions, if any, will have the effect of a vote against this item. Broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

•        Proposal No. 4 (To amend our Certificate of Incorporation to increase the number of authorized Common Stock to 1,000,000,000) — To amend our Certificate of Incorporation to increase the number of authorized Common Stock to 1,000,000,000 requires the favorable vote of a majority of the voting power of outstanding shares of Common Stock and Series A Preferred Stock, voting as a single class. Abstentions, if any, will have the effect of a vote against this item.

•        Proposal No. 5 (To amend our Certificate of Incorporation to increase the number of authorized Preferred Stock to 1,000,000,000) — To amend our Certificate of Incorporation to increase the number of authorized Preferred Stock to 1,000,000,000 requires the favorable vote of (i) a majority of the voting power of outstanding shares of Common Stock and Series A Preferred Stock, voting as a single class, and (ii) a majority of the voting power of outstanding shares of Series A Preferred Stock, voting as a separate class. Abstentions and broker non-votes, if any, will have the effect of a vote against this item.

•        Proposal No. 6 (To approve our 2025 Employee Stock Purchase Plan) — To approve our 2025 Employee Stock Purchase Plan requires the favorable vote of a majority of the votes cast by the holders of shares of Common Stock and Series A Preferred Stock, voting as a single class, present or represented by proxy at the 2025 Annual Meeting and entitled to vote thereon. Abstentions, if any, will have the effect of a vote against this item. Broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

Broker Non-Votes

If you are a beneficial owner whose shares are held in the name of a bank, broker or other nominee (i.e, your shares are held in “street name”), and you do not provide your bank, broker or other nominee with voting instructions, such nominee has the authority to vote your shares for or against certain “routine” matters. The proposal to ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal No. 2) and the proposal to amend our Certificate of Incorporation to increase the number of authorized shares of Common Stock (Proposal No. 4) are the only routine matters being considered at the 2025 Annual Meeting.

Our Board’s Voting Recommendations

Our Board recommends that you vote your shares “FOR” each of our Board’s nominees who are standing for election to our Board (Proposal No. 1); the ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal No. 2); amending our 2023 Plan to increase the number of shares reserved for issuance to 5,000,000 (Proposal No. 3); amending our Certificate of Incorporation to increase the number of authorized Common Stock to 1,000,000,000 (Proposal No. 4); amending our Certificate of Incorporation to increase the number of authorized Preferred Stock to 1,000,000,000 (Proposal No. 5); and approving our ESPP (Proposal No. 6).

How to Vote

If you are a stockholder of record as of the Record Date, you can vote as follows:

•        By Mail:    If you, as a stockholder, requested printed copies of the proxy materials by mail, you should sign, date, and return the proxy card(s) in the envelope that is provided.

•        By Internet:    Stockholders may vote by proxy over the internet at https://web.viewproxy.com/DFDV/2025, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on December 17, 2025. The internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares, and to confirm that their instructions have been properly recorded.

•        At the Meeting:    If you are a stockholder on Record Date and have registered to attend the virtual 2025 Annual Meeting, you may vote your shares at the meeting, even if you have previously returned a proxy card.

If you hold your shares of Common Stock or Series A Preferred Stock in a stock brokerage account or through a bank or other nominee, you must follow the voting procedures provided by your broker, bank, trustee or other nominee included with your proxy materials.

Giving us your proxy means you authorize our Board’s designated proxy holders (who are identified on the proxy card) to vote your shares at the 2025 Annual Meeting in the manner that you have indicated and in their discretion on such other matters as may properly come before the 2025 Annual Meeting. If you sign and return the enclosed proxy card but do not indicate your vote, the designated proxy holders will vote your shares “FOR” each of our Board’s nominees that are standing for election to our Board (Proposal No. 1); the ratification of the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025 (Proposal No. 2); amending our 2023 Plan to increase the number of shares reserved for issuance to 5,000,000 (Proposal No. 3); amending our Certificate of Incorporation to increase the number of authorized Common Stock to 1,000,000,000 (Proposal No. 4); amending our Certificate of Incorporation to increase the number of authorized Preferred Stock to 1,000,000,000 (Proposal No. 5); and approving our ESPP (Proposal No. 6).

What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, Colonial Stock Transfer Company, Inc., you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

How Will My Shares Be Voted?

All shares that are entitled to vote and represented by a properly completed, executed and delivered proxy received before the 2025 Annual Meeting and not revoked will be voted at the 2025 Annual Meeting as instructed by you in a proxy delivered before the 2025 Annual Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted “for” the approval of each of the Director Nominees, “for” each of Proposal No. 2, Proposal No. 3, Proposal No. 4, Proposal No. 5 and Proposal No. 6 and in the discretion of the proxy holders with regard to any other matters that may be properly presented at the 2025 Annual Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

Is My Vote Confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Abstentions are included for the purpose of determining whether a quorum has been reached. For Proposal No. 1, which is decided by a plurality of the votes cast, proxy cards marked to “withhold” authority to vote for a director nominee will not be counted either for or against the election of a nominee. For Proposals No. 2, No. 3, No. 4, No. 5 and No. 6, abstentions will have the effect of a vote against the proposal.

Why are we holding a virtual Annual Meeting?

Our Annual Meeting will be held solely in a virtual format, which will be conducted via a live video webcast and online stockholder tools. We are using the virtual format to facilitate stockholder attendance and participation by enabling stockholders to participate fully and equally from any location, at no cost. However, you will bear any costs associated with your internet access, such as usage charges from internet access providers and telephone companies. A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the Company and our stockholders time and money. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our Board or management. During the live Q&A session of the Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting and as time permits.

How do I attend the Annual Meeting virtually?

To virtually attend and participate in the Annual Meeting online, you will need to first register at https://web.viewproxy.com/DFDV/2025 by December 16, 2025 at 11:59 p.m. Eastern Time by using the virtual control number included on your Notice of Internet Availability of Proxy Materials or proxy card. Stockholders that hold their shares beneficially through a bank or broker should refer to the discussion below, under “How do I vote at the Annual Meeting virtually” for information regarding registration. After you register, you will receive a meeting invitation by e-mail with your unique join link along with a password prior to the meeting date. The Annual Meeting webcast will begin promptly at 2:00 p.m. Eastern Time. We encourage you to access the meeting prior to the start time. Please be sure to check-in online by 1:45 p.m. Eastern Time on December 18, 2025 (15 minutes prior to the start of the meeting is recommended) and you should allow sufficient time for the check-in procedures. If you encounter any difficulties accessing the virtual meeting during the check-in or course of the Annual Meeting, please call the technical support number at 866-612-8937 (which technical support number will also be posted on the Annual Meeting website log-in page) or email technical support at virtualmeeting@viewproxy.com.

How do I vote at the Annual Meeting virtually?

Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live video webcast, submit their questions in advance of and during the meeting and vote their shares electronically at the Annual Meeting.

If you are a registered holder, your virtual control number will be on your Notice of Internet Availability of Proxy Materials or proxy card.

If you hold your shares beneficially through a bank or broker, you must provide a legal proxy from your bank or broker during registration, and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the internet, including how to demonstrate proof of stock ownership, are posted at https://web.viewproxy.com/DFDV/2025. On the day of the Annual Meeting, you may only vote during the meeting by e-mailing a copy of your legal proxy to virtualmeeting@viewproxy.com in advance of the meeting.

How do Proxies Work?

Our Board is asking for your proxy. This means that you authorize persons selected by us to vote your shares at the meeting in the way you instruct and, with regard to any other business that may properly come before the meeting, as they think best.

Revoking a Proxy

You may revoke your proxy or voting instructions by (i) submitting new voting instructions via the internet at https://web.viewproxy.com/DFDV/2025, (ii) a new proxy with a later date via the internet before 11:59 p.m., Eastern Time, on December 17, 2025 or by mail that is received by us prior to the Annual Meeting or (iii) notifying our Secretary before the 2025 Annual Meeting by mail at the address shown on page 1. If you attend the 2025 Annual Meeting virtually and vote by ballot, any previously submitted proxy or voting instructions will be revoked.

How We Solicit Proxies

We will solicit proxies and will bear the entire cost of our solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. The initial solicitation of proxies by mail may be supplemented by telephone, fax, e-mail, internet and personal solicitation by our directors or officers. No additional compensation for soliciting proxies will be paid to our directors or officers for their proxy solicitation efforts. We expect to reimburse banks, brokers and other persons for their reasonable out-of-pocket expenses in handling proxy materials for beneficial owners of Common Stock.

Do I Have Appraisal Rights?

Our stockholders do not have appraisal rights under Delaware law or under our governing documents with respect to the matters to be voted upon at the 2025 Annual Meeting.

If You Receive More Than One Proxy Card

If you hold your shares of Common Stock or Series A Preferred Stock in more than one account, you will receive a proxy card for each account. To ensure that all of your shares of Common Stock are voted, please sign, date and return the proxy card, or submit voting instructions via the internet at https://web.viewproxy.com/DFDV/2025, for each account. You should vote all of your shares of Common Stock or Series A Preferred Stock.

Delivery of Documents to Stockholders Sharing an Address

A number of brokers with account holders who are stockholders of the Company will be “householding” our proxy materials. A single set of the proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding”

and would prefer to receive separate proxy materials, please notify your broker or direct a written request to DeFi Development Corp., 6401 Congress Avenue, Suite 250 Boca Raton, Florida, 33487, attention: Corporate Secretary. A separate copy of the proxy materials or our 2024 Annual Report will be delivered to you promptly and without charge. Stockholders who currently receive multiple copies of the proxy materials at their address and would like to request “householding” of their communications should contact their broker.

Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting of Stockholders to be held on December 18, 2025: The Notice of Annual Meeting of Stockholders, this Proxy Statement (including proxy card) and our Annual Report are available at https://web.viewproxy.com/DFDV/2025.

i

MATTERS REQUIRING STOCKHOLDER ACTION

PROPOSAL NO. 1

ELECTION OF DIRECTORS

(Item 1 on the Proxy Card)

Nominees

The following individuals have been nominated as members of the Board, each to serve until the Company’s 2025 Annual Meeting, until each of their respective successors are elected and qualified, or until each of their earlier resignation or removal. Pursuant to Delaware law and our Bylaws, directors are to be elected by a plurality of the votes of the shares cast by holders virtually present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees.

Following is information about each nominee, including biographical data for at least the last five (5) years, presented as of the Record Date. Should one or more of these nominees become unavailable to accept nomination or election as a director, the individuals named as proxies on the enclosed proxy card will vote the shares that they represent for the election of such other persons as the Board may recommend, unless the Board reduces the number of directors. We have no reason to believe that any nominee will be unable or unwilling to serve if elected as a director.

Name of Director	Age	Director Since
Joseph Onorati	42	2025
William Caragol	58	2023
Blake Janover	42	2022
Zachary Tai	37	2025
Thomas Perfumo	33	2025

Executive Officers and Directors

Joseph Onorati was appointed the Chief Executive Officer and Chairman of the Board of the Company on April 4, 2025. Mr. Onorati served as chief strategy officer at Kraken Digital Asset Exchange (“Kraken”), working at Kraken from 2016 to 2024. Previously, he was at CaVirtEx, the first Bitcoin exchange in Canada, from 2013 to 2015 where he was appointed as interim CEO, until he sold the company to Coinsetter, which was later acquired by Kraken. With a master’s degree in economics, with a focus on monetary theory, and a background in public policy, think tanks and advisory roles for crypto companies, he’s been a DeFi yield farmer since 2020.

We believe Mr. Onorati’s vast experience in the digital-asset industry qualifies him to serve as the Chairman of the Board.

William Caragol was appointed to the Board of the Company effective July 24, 2023. Since July 2021, Mr. Caragol has been the Chief Financial Officer of Mainz Biomed, N.V. (NASDAQ: MYNZ) and served on the Board of Directors of Worksport Ltd. (NASDAQ: WKSP), an emerging company in the electric vehicle and alternative energy sector. From 2018 to the present, Mr. Caragol has also been Managing Director of Quidem LLC, a corporate advisory firm. Mr. Caragol also served on the board of directors of Greenbox POS (NASDAQ: GBOX) from 2021 to April 2023. Since November 2021, Mr. Caragol has also served as the Chief Operating Officer of Iron Horse Acquisitions Corp. (NASDAQ: IROH). Mr. Caragol earned a B.S. in business administration and accounting from Washington and Lee University and is a member of the American Institute of Certified Public Accountants.

We believe that Mr. Caragol’s vast experience as a member of severally publicly traded companies’ board of directors, his education, and professional credentials qualify him to serve as a member of the Company’s Board.

Blake Janover was appointed the Chief Commercial Officer and Director of the Company effective April 4, 2025, and has been a member of the Board of Director since 2022. Mr. Janover is the Founder and former Chairman and Chief Executive Officer of the Company. He currently has more than 20 years of experience as an entrepreneur and a history of running multiple businesses relating to multifamily and commercial property finance, technology, and consulting. Before founding the Company in November 2018, from 2004 to 2019, Mr. Janover was involved in various multifamily and real estate projects and ran the B. Elliot Companies. Mr. Janover has been involved in billions of dollars of multifamily and commercial property transactions in his career while also building and operating proptech, AI, and other fintech businesses. Mr. Janover was an Official Member of the Forbes Real Estate Council and an On Deck Proptech and Scale Fellow. He graduated the Harvard Business School’s Owner/President Management Program 60 cohort in November 2023 and is currently an Entrepreneur in Residence at Florida Atlantic University as well as a NATSEC Fellow at the National War College Alumni Association. Mr. Janover also serves on the Board of Directors of Soulpower Acquisition Corp (NYSE: SOUL).

We believe that Mr. Janover’s vast experience across the finance and technology industries qualifies him to serve as a member of the Company’s Board.

Zachary Tai was appointed to the Board of the Company effective April 4, 2025. Mr. Tai most recently held a role as VP of Operations & Strategy at Everclear, a blockchain infrastructure protocol, overseeing broader finance, legal, operations, and strategy functions. Prior to that, Mr. Tai spent over 4 years as a Director of Strategy and Business Operations at Kraken, spearheading various corporate strategy and scaling initiatives. Prior to Kraken, Mr. Tai held several roles in private equity, including 5 years at Cerberus Capital Management focused on frontier and emerging market investments, often residing across a wide array of developing markets.

We believe Mr. Tai is qualified to serve as a member of the Company’s Board because of his extensive experience in building and scaling businesses in emerging markets, including blockchain.

Thomas Perfumo was appointed to the Board of the Company effective October 21, 2025. Mr. Perfumo is a Senior Principal of Business Operations for Kraken, a leading global cryptocurrency platform and digital asset exchange. During his 8-year tenure at Kraken, he has served multiple roles, including as Head of Strategy, where he was responsible for the development and execution of Kraken’s global corporate strategy. Prior to Kraken, Mr. Perfumo was an equity long/short analyst for 3 years at Moore Capital Management, where he focused on both public and private equity investment opportunities. There he developed an expertise in event-driven or special situations investment strategies. Mr. Perfumo has been a Chartered Financial Analyst (CFA) charterholder since 2018.

We believe Mr. Perfumo is qualified to serve as a member of the Company’s Board because of his extensive experience across both the cryptocurrency industry and the traditional equity capital markets, including with respect to evaluating, building, and scaling businesses.

Vote Required and Recommendation

Our Certificate of Incorporation does not authorize cumulative voting. Delaware law and our Bylaws provide that directors are to be elected by a plurality of the votes of the shares of Common Stock cast on the election of directors. This means that the five (5) candidates receiving the highest number of affirmative votes at the Annual Meeting will be elected as directors. Only shares that are voted in favor of a particular nominee will be counted toward that nominee’s achievement of a plurality. Shares present at the Annual Meeting that are not voted for a particular nominee or shares present by proxy where the stockholder properly withheld authority to vote for such nominee will not be counted toward that nominee’s achievement of a plurality.

Votes withheld will be counted for purposes of determining the presence or absence of a quorum but will not be counted as votes cast for any particular nominee. Brokers are not entitled to vote on Proposal No. 1 uninstructed, and broker non-votes, if any, will be counted for purposes of determining the presence or absence of a quorum but will not be counted for purposes of determining votes cast for any particular nominee.

At the Annual Meeting a vote will be taken on a proposal to approve the election of the five (5) director nominees. The Board recommends that you vote “FOR” the election of the five (5) director nominees.

CORPORATE GOVERNANCE

Board Leadership Structure

Currently, our Chief Executive Officer is also the Chairman of our Board. Our board believes that, at this time, having a combined Chief Executive Officer and Chairman is the appropriate leadership structure for our Company. In making this determination, the Board considered, among other matters, Mr. Onorati’s experience and believed that Mr. Onorati is highly qualified to act as both Chairman and Chief Executive Officer due to his experience and knowledge. Among the benefits of a combined Chief Executive Officer/Chairman considered by the Board is that such a structure promotes clearer leadership and direction for our Company and allows for a single, focused chain of command to execute our strategic initiatives and business plans.

Role of Board in Risk Oversight Process

Our Board oversees that the assets of our Company are properly safeguarded, that the appropriate financial and other controls are maintained, and that our business is conducted wisely and in compliance with applicable laws and regulations and proper governance. Included in these responsibilities is the Board’s oversight of the various risks facing our Company. In this regard, our Board seeks to understand and oversee critical business risks. Our Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of our business strategy. Our Board recognizes that it is neither possible nor prudent to eliminate all risks. Indeed, purposeful and appropriate risk-taking is essential for our company to be competitive on a global basis and to achieve its objectives.

While the Board oversees risk management, company management is charged with managing risk. Management communicates routinely with the Board and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

Our Board administers its risk oversight function as a whole by making risk oversight a matter of collective consideration. In addition, the Audit Committee oversees risks related to our financial statements, the financial reporting process, accounting and legal matters, and the Compensation Committee evaluates the risks and rewards associated with our compensation philosophy and programs.

The Board’s Role in Information Security

Information security and privacy has been and remains of the utmost importance to the Company in light of the value we place on maintaining the trust and confidence of our customers, employees and other stakeholders. Accordingly, our Chief Executive Officer advises the Audit Committee and the full Board at least once per year on our program for managing information security risks, including data privacy and data protection risks.

Access to the Board by Stockholders

Stockholders and other parties interested in communicating directly with individual directors, the non-management directors as a group or the entire Board may do so by writing to the Nominating and Corporate Governance Committee, c/o Nominating and Corporate Governance Committee Chairman, DeFi Development Corp., 6401 Congress Avenue, Suite 250 Boca Raton, Florida, 33487.

Board Meetings

The Board met a total of seven times during fiscal year 2024 in person or via video or teleconference and acted by unanimous written consent nine times. Each of the directors who served in the fiscal year 2024 attended 100% of the meetings of the Board and the committees of which he or she was a member and that were held during the period he or she served as a director.

Director Attendance at Annual Meetings

The Board’s policy is that all directors should attend the Annual Meeting and all persons serving as directors are expected to attend the 2025 Annual Meeting. All directors serving at the time of the 2024 Annual Meeting of Stockholders attended the meeting.

Director Independence

The number of directors is fixed from time to time by the Board, subject to the terms of our Certificate of Incorporation and our Bylaws. Each of our current directors will continue to serve as a director until the election and qualification of his or her successor, or until his or her earlier death, disqualification, resignation, or removal.

As our Common Stock is listed on the Nasdaq Capital Market (“Nasdaq”), our determination of the independence of directors is made using the definition of “independent director” contained in Nasdaq Rule 5605(a)(2). As of the Record Date, October 24, 2025, the Board has affirmatively determined that Messrs. Caragol, Perfumo and Tai are “independent directors,” as that term is defined in the rules and regulations of The Nasdaq Stock Market LLC (the “Nasdaq Listing Rules”). Under the Nasdaq Listing Rules, the Board must be composed of a majority of “independent directors.” Additionally, subject to certain limited exceptions, the Board’s audit, compensation, and nominating and corporate governance committees also must be composed of all independent directors.

The Nasdaq Listing Rules provide that a director cannot be considered independent if:

•        the director is, or at any time during the past three (3) years was, an employee of the company;

•        the director or a family member of the director accepted any compensation from the company in excess of $120,000 during any period of twelve (12) consecutive months within the three (3) years preceding the independence determination (subject to certain exemptions, including, among other things, compensation for Board or Board committee service);

•        the director or a family member of the director is a partner in, controlling stockholder of, or an executive officer of an entity to which the company made, or from which the company received, payments in the current or any of the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenue for that year or $200,000, whichever is greater (subject to certain exemptions);

•        the director or a family member of the director is employed as an executive officer of an entity where, at any time during the past three (3) years, any of the executive officers of the company served on the compensation committee of such other entity; or

•        the director or a family member of the director is a current partner of the company’s outside auditor, or at any time during the past three (3) years was a partner or employee of the company’s outside auditor, and who worked on the company’s audit.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). Under the Nasdaq Listing Rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

To be considered to be independent for purposes of Rule 10A-3 of the Exchange Act, a member of an audit committee of a listed company may not, other than in his capacity as a member of our audit committee, the Board, or any other committee of the Board: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

The Board has undertaken a review of its composition, the composition of its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, the Board has determined that none of the members of our Board have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities as a director, and that, except for Messrs. Onorati and Janover, each of our directors are “independent” as that term is defined under the listing requirements and the Nasdaq Listing Rules. In making this determination, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership of our Common Stock by each non-employee director.

Board Committees

The Board has established three standing committees: (i) the Audit Committee; (ii) the Compensation Committee; and (iii) the Nominating and Corporate Governance Committee. Each of the committees operates pursuant to its charter. The committee charters will be reviewed annually by the Nominating and Corporate Governance Committee. If appropriate, and in consultation with the chairs of the other committees, the Nominating and Corporate Governance Committee may propose revisions to the charters. The responsibilities of each committee are described in more detail below.

Audit Committee.    We have a separately designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. Our Audit Committee is comprised of William Caragol, Thomas Perfumo and Zachary Tai. Mr. Caragol serves as Chairperson of the committee. Each member of the Audit Committee must be independent as defined under the applicable rules and listings standards of The Nasdaq Stock Market LLC (the “Nasdaq”) and SEC rules and financially literate under the Nasdaq. Our Board has determined that each member of the Audit Committee is “independent” and “financially literate” under the Nasdaq Listing Rules and the SEC rules and that Mr. Caragol is an “audit committee financial expert” under the rules of the SEC. The responsibilities of the Audit Committee are included in a written charter. The Audit Committee acts on behalf of our Board in fulfilling our Board’s oversight responsibilities with respect to our accounting and financial reporting processes, the systems of internal control over financial reporting and audits of financial statements and reports, and also assists our Board in its oversight of the quality and integrity of our financial statements and reports and the qualifications, independence and performance of our independent registered public accounting firm. For this purpose, the Audit Committee performs several functions. The Audit Committee’s responsibilities include, among others:

•        helping our Board oversee our corporate accounting and financial reporting processes;

•        reviewing and discussing with our management the adequacy and effectiveness of our disclosure controls and procedures;

•        assisting with the design and implementation of our risk assessment functions;

•        managing the selection, engagement, qualifications, independence and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements;

•        discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

•        developing procedures for employees to submit concerns anonymously about questionable accounting or audit matters;

•        reviewing related person transactions;

•        obtaining and reviewing a report by the independent registered public accounting firm at least annually that describes our internal quality control procedures, any material issues with such procedures and any steps taken to deal with such issues when required by applicable law; and

•        approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm.

Our audit committee operates under a written charter, which satisfies the applicable listing standards of Nasdaq.

Compensation Committee.    The Company has formed a Compensation Committee comprised of three directors: William Caragol, Thomas Perfumo and Zachary Tai, with Mr. Tai serving as the chairman. Our Board has affirmatively determined that each satisfy the “independence” requirements defined under the applicable listing standards of Nasdaq, including the standards specific to members of a compensation committee and meet the independence standards under Rule 10A-3 under the Exchange Act. Our Compensation Committee assists the Board in reviewing and approving the compensation structure, including all forms of compensation, relating to our directors and executive officers. No officer may be present at any committee meeting during which such officer’s compensation is deliberated upon. The Compensation Committee is responsible for, among other things:

•        reviewing and recommending to our Board the compensation of our chief executive officer and other executive officers;

•        reviewing and recommending to our Board the compensation of our directors;

•        administering our equity incentive plans and other benefit programs;

•        reviewing, adopting, amending, and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections, and any other compensatory arrangements for our executive officers and other senior management;

•        reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy; and

•        reviewing and evaluating with the chief executive officer the succession plans for our executive officers.

Our compensation committee operates under a written charter, which satisfies the applicable listing standards of Nasdaq.

Nomination and Corporate Governance Committee.    The Company has formed a Nominating and Corporate Governance Committee comprised of three directors, William Caragol, Thomas Perfumo and Zachary Tai, each of whom satisfy the “independence” requirements of Rule 10A-3 under the Exchange Act and the Nasdaq Listing Rules, with Mr. Caragol serving as the chairman. The nominating and corporate governance committee assists our Board in selecting individuals qualified to become our directors and in determining the composition of the Board and its committees.

Specific responsibilities of our nominating and corporate governance committee include:

•        identifying and evaluating candidates, including the nomination of incumbent directors for re-election and nominees recommended by stockholders, to serve on our Board;

•        considering and making recommendations to our Board regarding the composition and chairmanship of the committees of our Board;

•        reviewing with our chief executive officer any succession plans, if needed, to the offices of our executive officers and making recommendations to our Board concerning the selection of appropriate individuals to succeed in these positions;

•        developing and making recommendations to our Board regarding corporate governance guidelines and matters; and

•        overseeing periodic evaluations of the Board ‘s performance, including committees of the Board.

Our nominating and corporate governance committee operates under a written charter, which satisfies the applicable listing standards of Nasdaq.

Code of Ethics

We have adopted a code of ethics that applies to all of our directors, officers and employees, including our principal executive officer, principal financial officer and principal accounting officer. This code of ethics addresses, among other things, honesty and ethical conduct, conflicts of interest, compliance with laws, regulations and policies, including disclosure requirements under the federal securities laws, and reporting of violations of the code.

We are required to disclose any amendment to, or waiver from, a provision of our code of ethics applicable to our principal executive officer, principal financial officer, principal accounting officer, controller, or persons performing similar functions. We intend to use our website as a method of disseminating this disclosure, as permitted by applicable SEC rules. Any such disclosure will be posted to our website within four (4) business days following the date of any such amendment to, or waiver from, a provision of our code of ethics.

Clawback Policy

On November 27, 2023, the Board adopted a clawback policy for the recovery of erroneously awarded incentive-based compensation (the “Clawback Policy”), with an effective date of December 1, 2023, in order to comply with Section 10D of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), Rule 10D-1 of the Exchange Act (“Rule 10D-1”), and the listing rules adopted by The Nasdaq Stock Market, LLC (collectively, the “Final Clawback Rules”). The Board has designated the Compensation Committee of the Board as the administrator of the Clawback Policy.

The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. The recovery of such compensation applies regardless of whether a Covered Officer engaged in misconduct or otherwise caused or contributed to the requirement of an accounting restatement. Under the Clawback Policy, the Company may recoup from the Covered Officers erroneously awarded incentive-based compensation received within a lookback period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.

Proprietary Information Agreement

In connection with each Director Agreement, each director has agreed to enter into a Proprietary Information Agreement (the “Proprietary Information Agreement”) pursuant to which the director shall maintain in trust and confidence and not disclose to any third party or use for any unauthorized purpose any proprietary information received from the Company and only in connection with providing services as a member of the Company’s Board. However, a director’s disclosure of proprietary information shall not be precluded if such disclosure is (i) in response to a valid order, including a subpoena, of a court or other governmental body of the United States or any political subdivision thereof; provided, however, that to the extent reasonably feasible, the director shall first have given the Company notice of the director’s receipt of such order and the Company shall have had an opportunity to obtain a protective order requiring that the Proprietary Information so disclosed be used only for the purpose for which the order was issued; (ii) otherwise required by law; or (iii) otherwise necessary to establish rights or enforce obligations under the Proprietary Information Agreement, but only to the extent that any such disclosure is necessary.

The Proprietary Information Agreement shall continue in full force and effect during the term of the Director Agreement. The Proprietary Information Agreement may be terminated at any time thereafter upon thirty (30) days written notice to the other party. The director’s confidentiality obligations under the Proprietary Information Agreement with respect to proprietary information disclosed prior to the effective date of such termination shall survive 18 months after the termination of the agreement; provided, however, the director’s obligations under the Proprietary Information Agreement for proprietary information constituting “trade secrets” survive the termination of the Proprietary Information Agreement indefinitely.

Limitation of Liability and Indemnification

Our Certificate of Incorporation, and our Bylaws, limit our directors’ liability and may indemnify our directors and officers to the fullest extent permitted under the Delaware General Corporation Law (the “DGCL”), provided that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability for any:

•        transaction from which the director derives an improper personal benefit;

•        act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

•        unlawful payment of dividends or redemption of shares; or

•        breach of a director’s duty of loyalty to the corporation or its stockholders.

These limitations of liability do not apply to liabilities arising under federal securities laws and do not affect the availability of equitable remedies such as injunctive relief or recession.

The DGCL and our Bylaws provide that we will, in certain situations, indemnify our directors and officers and may indemnify other employees and other agents, to the fullest extent permitted by law. Any indemnified person is also entitled, subject to certain limitations, to advancement, direct payment or reimbursement of reasonable expenses (including attorneys’ fees and disbursements) in advance of the final disposition of the proceeding.

In addition, we have entered, and intend to continue to enter, into separate indemnification agreements with some of our directors and officers. These indemnification agreements, among other things, require us to indemnify our directors and officers for certain expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by a director or officer in any action or proceeding arising out of their services as a director or officer, or any other company or enterprise to which the person provides services at our request.

We maintain a directors’ and officers’ insurance policy pursuant to which our directors and officers are insured against liability for actions taken in their capacities as directors and officers. We believe that these provisions in our Certificate of Incorporation and Bylaws and these indemnification agreements are necessary to attract and retain qualified persons as directors and officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or control persons, in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Family Relationships

There are no family relationships between any of the officers or directors of the Company.

Involvement in Certain Legal Proceedings

None.

Insider Trading Arrangements and Policies

We have an insider trading policy that prohibits our directors, executive officers, employees, independent contractors and consultants from purchasing or selling our securities while being aware of material, non-public information about the Company as well as disclosing such information to others who may trade in securities of the Company. Our insider trading policy also prohibits our directors, executive officers, employees, independent contractors and consultants from engaging in hedging activities or other short-term or speculative transactions in the Company’s securities such as short sales, options trading, holding the Company’s securities in a margin account or pledging the Company’s securities as collateral for a loan, without the advance approval of our Chief Executive Officer and Chief Financial Officer.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information with respect to compensation for the years ended December 31, 2024 and 2023, earned by or paid to our Chief Executive Officer and our two other most highly compensated executive officers whose total compensation exceeded US$100,000 (the “named executive officers”).

	Year	Salary ($)	Bonus ($)	Stock awards ($)(4)	Option awards ($)(4)	Nonequity incentive plan compensation ($)	All other compensation ($)(1)	Total ($)
Blake Janover, Former Chief Executive Officer and	2024	$478,654	$20,000	$—	$—	$—	$—	$498,654
President (Principal Executive Officer)(2)	2023	$255,041	$168,750	$—	$—	$—	$128,267	$552,058
Bruce Rosenbloom, Former Chief Financial	2024	$251,923	$30,000	$—	$—	$—	$—	$281,923
Officer (Principal Financial Officer)(3)	2023	$63,077	$24,000	$292,500	$—	$—	$—	$379,577

____________

(1)      Consists of $0 and 128,267 in management fees paid to Blake Elliot, Inc. an entity wholly owned by Mr. Janover, in 2024 and 2023, respectively.

(2)      Mr. Janover served as the Chief Executive Officer of the Company from October 2022 until April 2025.

(3)      Mr. Rosenbloom served as the Chief Financial Officer of the Company from September 2023 until April 2025.

(4)      The determination of the value of option awards is based upon the Black-Scholes Option pricing model.

Changes in Management

On April 4, 2025, the Board made the following officer appointments:

•        Joseph Onorati was appointed by the Board as the Chief Executive Officer of the Company. Mr. Onorati, age 42, most recently served as chief strategy officer at Kraken Digital Asset Exchange, working at Kraken from 2016 to 2024. Previously, he was at CaVirtEx, the first Bitcoin exchange in Canada, from 2013 to 2015 where he was appointed as interim CEO, until he sold the company to Coinsetter, which was later acquired by Kraken. Mr. Onorati succeeds Mr. Janover as Chief Executive Officer of the Company. Mr. Janover will remain as an employee of the Company serving as Chief Commercial Officer and will lead the Company’s existing AI-powered online commercial real estate platform.

•        Parker White was appointed by the Board as the Chief Operating Officer and Chief Investment Officer of the Company. Mr. White, age 31, previously served as an Engineering Director at Kraken Digital Asset Exchange from December 2018 to March 2025 and he currently serves as a director of Bitcoin Infrastructure Acquisition Corp. Ltd. He also runs a Solana validator with $75 million in delegated stake. Earlier in his career, Mr. White served as the Director of Research and Trading for TCG Advisors, a $2 billion institutional asset manager, from May 2014 to December 2018.

•        Mr. Janover, former Chief Executive Officer of the Company, was appointed by the Board as the Chief Commercial Officer of the Company.

On April 17, 2025, the Board appointed Fei (John) Han as Chief Financial Officer of the Company. Mr. Han brings over fifteen (15) years of experience across traditional finance and crypto, with a track record of leadership at some of the crypto industry’s most recognized institutions. Most recently, he served as CFO at blockchain-company Provable, and prior to that, held multiple senior roles at Binance including Vice President of Finance and Head of Finance for Europe, the Middle East, Africa, LATAM, and Canada. Earlier in his career, he led Strategic Finance at Kraken, where he worked closely with Mr. White and Mr. Onorati and played a key role in scaling the business during a period of rapid growth. Mr. Han began his career in equity research at Goldman Sachs and later served as an investor at Nezu

Asia Capital and Driehaus Capital. Mr. Han succeeds Mr. Rosenbloom as CFO of the Company. Mr. Rosenbloom will remain will continue to work with the Company in a senior advisory role and will enter into an employment/consulting agreement for services to be provided to the Company at a later date.

On September 19, 2025, the Board appointed Daniel Kang as Chief Strategy Officer of the Company. Mr. Kang served as the former Head of Strategy at Kraken and has extensive experience in strategic planning and investor relations. Prior to his time at Kraken, Dan spent 7 years on the ‘buy side’, as a Long-Short Equity Analyst, leading activities in the internet, media and entertainment sectors. His experience includes 2 years as an Analyst at Morgan Stanley, and has experience through his time on Snap’s Corporate Development & Strategy Team.

Employment Agreements

Blake Janover Employment Agreement

On October 10, 2022, we entered into an employment agreement with Blake Janover pursuant to which Mr. Janover agreed to serve as the Chief Executive Officer and Chairman of the Board of the Company. The term of the Agreement commenced with the closing date of our initial public offering (the “Effective Date”) and shall continue until the second (2nd) anniversary thereof (the “Initial Term”), unless terminated earlier pursuant to the terms of the Agreement; provided that, on such second (2nd) anniversary of the Effective Date and each one (1) year annual anniversary thereafter (such date and each annual anniversary thereof, a “Renewal Date”), the Agreement shall be deemed to be automatically extended, upon the same terms and conditions, for successive periods of one (1) years (each “Renewal Term”), unless either party provides written notice of its intention not to extend the term of the Agreement at least 90 days prior to the applicable Renewal Date.

For services performed by Mr. Janover under the Agreement, Company agreed to pay Mr. Janover an annual base salary during the Initial Term at the rate of $375,000 and $475,000 for the subsequent year, subject to the recommendation of the Compensation Committee and approval of the Board (with Mr. Janover recusing himself from such vote) (the “Base Salary”). During the remainder of the Term, the Base Salary was to be reviewed by the Compensation Committee and/or the Board each year, and the Board could, from time to time, increase such Base Salary.

For each fiscal year of the Company during the Term, the Company allowed Mr. Janover to earn an incentive bonus equal to fifty percent (50%) of the Base Salary for such fiscal year and shall be payable to the extent the applicable performance goals were achieved (which goals and payment matrices were set by the Compensation Committee of the Board in its discretion). Also, during the Term, Mr. Janover was entitled to receive equity awards either now or in the future, on terms and conditions similar to those applicable to other executive officers of the Company generally, inside or outside of any established equity plan. The amount and terms of the long-term incentive awards awarded to Mr. Janover shall be set by the Compensation Committee in its discretion.

During the Term, if (i) a Change in Control occurred, Mr. Janover was to be paid a bonus (the “Change in Control Transaction Bonus”), in cash, equal to two (2) times the Base Salary as in effect immediately before such Change in Control. If applicable, the Change in Control Transaction Bonus was to be paid in a lump sum within fifteen (15) days after the consummation of such Change in Control and the following certification by the Board of the occurrence of clauses (i) and (ii) above.

“Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)     A transaction or series of transactions (other than an offering of Common Stock to the general public through a registration statement filed by the Company with the SEC) whereby any “Person” or related “group” of “persons” (as such terms are used in Sections 13(d) and 14(d)(2) of the Exchange Act) (other than the Company, any of its subsidiaries, an Mr. Janover benefit plan maintained by the Company or any of its subsidiaries or a “Person” that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13(d)(3) under the Exchange Act) of securities of the Company possessing more than fifty percent (50%) of the total combined voting power of the Company’s securities outstanding immediately after such acquisition;

(ii)    The consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination, or (y) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions:

(A)    which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the Person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such Person, the “Successor Entity”) directly or indirectly, at least a majority of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B)    after which no Person or group beneficially owns voting securities representing fifty percent (50%) or more of the combined voting power of the Successor Entity; provided, however, that no Person or group shall be treated as beneficially owning fifty percent (50%) or more of the combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction.

The Company could terminate the Agreement due to the death or disability. The Company could also terminate the Agreement with or without “Cause.” Mr. Janover could also terminate the Agreement with or without “Good Reason.”

“Cause” means the occurrence of one or more of the following events:

(i)     Mr. Janover’s continued refusal or failure to perform (other than by reason of disability) Mr. Janover’s material duties and responsibilities to Company if such refusal or failure is not cured within thirty (30) days following written notice of such refusal or failure by Company to Mr. Janover, or Mr. Janover’s continued refusal or failure to follow any reasonable lawful direction of the Board if such refusal or failure is not cured within thirty (30) days following written notice of such refusal or failure by Company to Mr. Janover;

(ii)    willful, grossly negligent or unlawful misconduct by Mr. Janover which causes material harm to Company or its reputation;

(iii)   the Company is directed in writing by regulatory or governmental authorities to terminate the employment of Mr. Janover or Mr. Janover engages in activities that: (i) are not approved or authorized by the Board, and (ii) cause actions to be taken by regulatory or governmental authorities that have a material adverse effect on Company; or

(iv)   a conviction, plea of guilty, or plea of nolo contendere by Mr. Janover, of or with respect to a criminal offense which is a felony or other crime involving dishonesty, disloyalty, fraud, embezzlement, theft, or similar action(s) (including, without limitation, acceptance of bribes, kickbacks or self-dealing), or the material breach of Mr. Janover’s fiduciary duties with respect to Company.

“Good Reason” means, without Mr. Janover’s express written consent: (i) a material reduction in the Base Salary, then in effect, except a material diminution generally affecting all of the members of the Company’s management, (ii) a material reduction in job title, position or responsibility, (iii) a material breach of any term or condition contained in the Agreement, or (iv) a relocation of Mr. Janover’s principal worksite that is more than fifty (50) miles from Mr. Janover’s principal worksite as of the Effective Date. However, none of the foregoing events or conditions would constitute “Good Reason” unless (i) Mr. Janover provided Company with written notice of the existence of Good Reason within ninety (90) days following the occurrence thereof, (ii) Company did not reverse or otherwise cure the event or condition within thirty (30) days of receiving that written notice, and (iii) Mr. Janover resigned Mr. Janover’s employment within thirty (30) days following the expiration of that cure period.

If the Company terminated the Agreement for Cause, Mr. Janover would receive Mr. Janover’s earned but unpaid Base Salary and unreimbursed expenses. Except as provided herein, Company would have no further obligation to Mr. Janover upon the termination of Mr. Janover’s employment.

In the event of a termination of Mr. Janover’s employment without Cause, in addition to the Final Compensation, Mr. Janover would receive:

(1)    continuation of the Base Salary, at the rate in effect as of the date immediately preceding the date of termination, until the earlier of: (x) the Term end date and (y) the first anniversary of the date of termination (provided, however, if the date of termination is after the first anniversary of the Effective Date, the period pursuant to this subsection shall be eighteen (18) months after the date of termination);

(2)    if the date of termination occurs after the end of a calendar year but prior to the date on which a Bonus under the Agreement, the Bonus; and

(3)    payment of a pro-rata portion of the amount of the Bonus for the year in which termination occurs that would have been payable based on actual performance determined under the terms of the Bonus as then in effect for such year.

If Mr. Janover terminated the Agreement other than for Good Reason, Mr. Janover would receive Mr. Janover’s earned but unpaid Base Salary and unreimbursed expenses.

If a Change in Control occurs, and on, or at any time during the 24 months following, the Change in Control, (i) the Company terminated Mr. Janover’s employment for any reason other than Cause or disability, or (ii) Mr. Janover terminated Mr. Janover’s employment for Good Reason, Mr. Janover would be entitled to the following benefits:

(1)    A severance equal to two times the sum of Mr. Janover’s Base Salary and Bonus (the full, non-prorated Bonus for the year of termination assuming attainment of the targeted performance goals at the 100% pay-out level).

(2)    Mr. Janover also would be entitled to receive any and all vested benefits accrued under any other incentive plans to the date of termination of employment, the amount, entitlement to, form, and time of payment of such benefits to be determined by the terms of such incentive plans. For purposes of calculating Mr. Janover’s benefits under the incentive plans, Mr. Janover’s employment shall be deemed to have terminated under circumstances that have the most favorable result for Mr. Janover under the applicable incentive plan.

(3)    If, upon the date of termination of Mr. Janover’s employment, Mr. Janover held any awards with respect to securities of the Company, (i) all such awards that are options would immediately become vested and exercisable upon such date and shall be exercisable thereafter until the earlier of the third (3rd) year anniversary of Mr. Janover’s termination of employment or the expiration of the full term of the options; (ii) all restrictions on any such awards of restricted stock, restricted stock units or other awards would terminate or lapse, and all such awards of restricted stock, restricted stock units or other awards would be vested and payable; and (iii) all performance goals applicable to any such performance-based awards that are “in cycle” (i.e., the performance period is not yet complete) would be deemed satisfied at the “target” level (assuming 100% pay-out), and (iv) all such awards would be paid in accordance with the terms of the applicable award agreement.

Bruce Rosenbloom Employment Agreements

Prior Employment Agreement

We entered into an Employment Agreement with Mr. Rosenbloom effective September 7, 2023 (the “Effective Date”) that has now been replaced in its entirety with a new employment agreement, described below. Under Mr. Rosenbloom’s original Employment Agreement, Mr. Rosenbloom was entitled to an annual base salary of (i) $200,000 from the Effective Date through December 31, 2023, (ii) $250,000 from January 1, 2024 through December 31, 2024, and (iii) $300,000 from January 1, 2025 through December 31, 2025, all subject to any applicable revision by the Board. Mr. Rosenbloom was also eligible for a target annual discretionary performance bonus of up to 40% of his applicable annual base salary, based on individual and corporate performance goals set by the Board. Pursuant to the terms of the Employment Agreement, Mr. Rosenbloom was granted, effective as of his first day of employment with the Company (the “Grant Date”), a restricted stock unit award for 196,875 shares of the Company’s Common Stock pursuant to the terms of a RSU grant notice and form award agreement (the “RSU Award”) under the Company’s 2023 Plan. The RSU Award vested as to 25% of the shares underlying the RSU Award on the first anniversary of the Grant Date, and the remaining shares vest in equal monthly installments on the last day of each full month over the next thirty-six (36) months following the first anniversary of Grant Date, subject to his continued service. If during Mr. Rosenbloom’s employment with the Company, the Company consummated a Change in Control (as defined in the Employment Agreement), then 100% of the unvested portion of the RSU Award would fully vest immediately at the effectiveness of such Change in Control.

If Mr. Rosenbloom’s employment was terminated (i) by the Company for any reason other than “Cause” (as defined in the Employment Agreement) or (ii) for “Good Reason” (as defined in the Employment Agreement) the Company was to provide Mr. Rosenbloom with the following benefits and rights: (a) a severance payment in an amount equal to (i) six (6) months of Mr. Rosenbloom’s then-current base salary (if effected after the first anniversary of the Effective Date), or (ii) twelve (12) months of Mr. Rosenbloom’s then-current base salary (if effected after the second anniversary of the Effective Date), (b) a pro-rata portion of the amount of bonus for the year in which termination occurs, and (c) COBRA coverage for twelve (12) months from the termination date, or for six (6) months from the termination date, if such termination is after the first anniversary of the Effective Date, subject to effectiveness of a release of claims. In the event of a Change in Control and on or during the following 24 months, Mr. Rosenbloom was terminated for any reason other than Cause (as defined in the Employment Agreement) or Disability (as defined in the Employment Agreement) or Mr. Rosenbloom terminated for Good Reason (as defined in the Employment Agreement), the Company was to pay a severance benefit of two times the sum of Mr. Rosenbloom’s then base salary and the full, non-pro-rated bonus for the year of termination, in addition to the immediate vesting of his RSU Award. Mr. Rosenbloom is also subject to certain restrictive covenants set forth in the Employment Agreement.

New Employment Agreement

On May 30, 2025, we entered into a new employment agreement with Mr. Rosenbloom (the “New Employment Agreement”). Mr. Rosenbloom stepped down as the Chief Financial Officer of the Company on April 17, 2025, and continues to serve in a senior advisory role as Executive Vice President of Finance.

Pursuant to the New Employment Agreement, Mr. Rosenbloom will receive an annual base salary of $330,000 and is eligible to receive an annual performance-based cash bonus with a target amount equal to 40% of his base salary. Pursuant to the terms of the New Employment Agreement, Mr. Rosenbloom was granted an RSU award for 70,000 shares of the Company’s Common Stock pursuant to the terms of a RSU grant notice and form award agreement (the “Rosenbloom RSU Award”) under the Company’s 2023 Plan with a vesting commencement date of May 30, 2025 (the “Vesting Commencement Date”). The Rosenbloom RSU Award vests as to 25% of the shares underlying the Rosenbloom RSU Award on the first anniversary of the Vesting Commencement Date and then in equal monthly installments on the last day of each full month over the next thirty-six (36) months following the first anniversary of Vesting Commencement Date, subject to his continued service. If during Mr. Rosenbloom’s employment with the Company, the Company consummates a Change in Control (as defined in the New Employment Agreement), then 100% of the unvested portion of the Rosenbloom RSU Award will fully vest immediately at the effectiveness of such Change in Control. Mr. Rosenbloom also received a lump-sum payment in the amount of $630,000 under his previous Employment Agreement in connection with his resignation as Chief Financial Officer.

The New Employment Agreement provides that, in the event Mr. Rosenbloom’s employment is terminated by the Company without Cause or by Mr. Rosenbloom for Good Reason (each as defined in the New Employment Agreement), in addition to Final Compensation (as defined in the New Employment Agreement), and subject to effectiveness of a release of claims, he will be entitled to receive payment of any earned but unpaid bonus for the prior calendar year, if the termination occurs after the end of such year but before the bonus is paid. If Mr. Rosenbloom’s employment is terminated by the Company without Cause or by Mr. Rosenbloom for Good Reason within six months following a Change in Control (as defined in the New Employment Agreement), he will be entitled to a lump sum payment equal to two times his base salary, full acceleration of all unvested equity awards and continued health insurance coverage for 12 months. Mr. Rosenbloom is also subject to certain restrictive covenants under the New Employment Agreement.

Joseph Onorati Employment Agreement

On April 4, 2025, Joseph Onorati was appointed as the Chief Executive Officer. We entered into an Employment Agreement with Mr. Onorati effective April 15, 2025. The material terms of the Employment Agreement were approved by the Compensation Committee and the Board on April 9, 2025. Pursuant to the agreement, Mr. Onorati will receive an annual base salary of $574,000 and is eligible to receive an annual performance-based cash bonus with a target amount equal to 65% of his base salary and equity awards as determined from time to time by the Compensation Committee of the Board.

If Mr. Onorati’s employment is terminated by the Company without cause or by Mr. Onorati for good reason (each as defined in the agreement), he will be entitled to the amount equal to the sum of: (i) the base salary earned but not paid through the date of termination of employment, (ii) any business and related expenses and allowances incurred by Mr. Onorati or to which he is otherwise entitled, subject to certain limitations, and (iii) any other supplemental compensation, insurance, retirement or other benefits due and payable or otherwise required to be provided (the “Final Compensation”). In addition, the Final Compensation Mr. Onorati will be entitled to receive payment of any earned but unpaid bonus for the prior calendar year, if the termination occurs after the end of such year but before the bonus is paid. If Mr. Onorati’s employment is terminated by the Company without cause or by Mr. Onorati for good reason within six months following a change in control (as defined in the agreement), he will be entitled to a lump sum payment equal to two times his base salary, full acceleration of all unvested equity awards, and continued health insurance coverage for 12 months. Mr. Onorati is also subject to certain restrictive covenants set forth in the Employment Agreement.

Fei (John) Han Employment Agreement

We entered into an Employment Agreement with Mr. Han effective April 17, 2025, which entitles Mr. Han to an annual base salary of $450,000. Mr. Han is also eligible to receive an annual performance-based cash bonus with a target amount equal to 65% of his base salary and equity awards as determined from time to time by the Compensation Committee of the Board.

If Mr. Han’s employment is terminated by the Company without cause or by Mr. Han for good reason (each as defined in the agreement), he will be entitled to the amount equal to the sum of: (i) the base salary earned but not paid through the date of termination of employment, (ii) any business and related expenses and allowances incurred by Mr. Han or to which he is otherwise entitled, subject to certain limitations, and (iii) any other supplemental compensation, insurance, retirement or other benefits due and payable or otherwise required to be provided (the “Final Compensation”). In addition to the Final Compensation, he will be entitled to receive payment of any earned but unpaid bonus for the prior calendar year, if the termination occurs after the end of such year but before the bonus is paid. If Mr. Han’s employment is terminated by the Company without cause or by Mr. Han for good reason within six months following a change in control (as defined in the agreement), he will be entitled to a lump sum payment equal to two times his base salary, full acceleration of all unvested equity awards, and continued health insurance coverage for 12 months. Mr. Han is also subject to certain restrictive covenants set forth in the Employment Agreement.

Parker White Employment Agreement

On April 4, 2025, Parker White was appointed as the Chief Operating Officer and Chief Investment Officer of the Company. We entered into an Employment Agreement with Mr. White effective April 15, 2025, which entitles him to an annual base salary of $443,000. Mr. White is also eligible to receive an annual performance-based cash bonus with a target amount equal to 65% of his base salary and equity awards as determined from time to time by the Compensation Committee of the Board.

If Mr. White’s employment is terminated by the Company without cause or by Mr. White for good reason (each as defined in the agreement), he will be entitled to the amount equal to the sum of: (i) the base salary earned but not paid through the date of termination of employment, (ii) any business and related expenses and allowances incurred by Mr. White or to which he is otherwise entitled, subject to certain limitations, and (iii) any other supplemental compensation, insurance, retirement or other benefits due and payable or otherwise required to be provided (the “Final Compensation”). In addition to the Final Compensation, Mr. White will be entitled to receive payment of any earned but unpaid bonus for the prior calendar year, if the termination occurs after the end of such year but before the bonus is paid. If Mr. White’s employment is terminated by the Company without cause or by Mr. White for good reason within six months following a change in control (as defined in the agreement), he will be entitled to a lump sum payment equal to two times his base salary, full acceleration of all unvested equity awards, and continued health insurance coverage for 12 months. Mr. White is also subject to certain restrictive covenants set forth in the Employment Agreement.

Daniel Kang Employment Agreement

On September 19, 2025, Daniel Kang was appointed as the Chief Strategy Officer of the Company We entered into an Employment Agreement with Mr. Kang effective September 19, 2025, which entitles Mr. Kang to an annual base salary of $460,000. Mr. Kang is also eligible to receive an annual performance-based cash bonus with a target amount equal to 65% of his base salary and equity awards as determined from time to time by the Compensation Committee of the Board. If Mr. Kang’s employment is terminated by the Company without cause or by Mr. Kang for good reason (each as defined in the agreement), he will be entitled to the amount equal to the sum of: (i) the base salary earned but not paid through the date of termination of employment, (ii) any business and related expenses and allowances incurred by Mr. Kang or to which he is otherwise entitled, subject to certain limitations, and (iii) any other supplemental compensation, insurance, retirement or other benefits due and payable or otherwise required to be provided (the “Final Compensation”). In addition to the Final Compensation, he will be entitled to receive payment of any earned but unpaid bonus for the prior calendar year, if the termination occurs after the end of such year but before the bonus is paid. If Mr. Kang’s employment is terminated by the Company without cause or by Mr. Kang for good reason within six months following a change in control (as defined in the agreement), he will be entitled to a lump sum payment equal to two times his base salary, full acceleration of all unvested equity awards, and continued health insurance coverage for 12 months. Mr. Kang is also subject to certain restrictive covenants set forth in the Employment Agreement.

Equity Compensation

Our executive officers may be granted options or other equity awards under our 2021 and 2023 Equity Incentive Plans to purchase shares of our Common Stock from time to time as approved by our Board.

Employee Benefits and Perquisites

Our executive officers are entitled to reimbursement for all expenses reasonably incurred in connection with the performance of their duties as executive officers of the Company.

Retirement Plans

We do not offer retirement plans to our executive officers.

Equity-Based Incentive Awards

Our equity-based incentive awards are designed to align our interests and those of our stockholders with those of our employees and consultants, including our executive officers. Our Board or an authorized committee thereof is responsible for approving equity grants.

Outstanding Equity Awards at 2024 Fiscal Year-End

	Option awards					Stock awards
Name	Number of securities underlying unexercised options exercisable (#)	Number of securities underlying unexercised options unexerciseable (#)	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units that have not vested	Equity incentive plan awards: Number of shares or units of stock that have not vested (#)	Award expiration date
Blake Janover – Former CEO (PEO)	—	—	—	$—	—	—	$—	—	—
Bruce Rosenbloom – Former CFO (PFO)	—	—	—	$—	—	127,141	$88,181	127,141	09/30/2027

Equity Benefit Plans

The principal features of our equity plans are summarized below. These summaries are qualified in their entirety by reference to the actual text of the plans.

DeFi Development Corp. 2021 Equity Incentive Plan

In November 2021, the Board adopted the Company’s 2021 Equity Incentive Plan (as amended, the “2021 Plan”), effective as of November 1, 2021. The 2021 Plan provides for the grant of the following types of stock awards: (i) incentive stock options, (ii) nonstatutory stock options, (iii) stock appreciation rights, (iv) restricted stock awards, (v) restricted stock unit awards and (vi) other stock awards. The 2021 Plan is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock. The Board reserved 659,824 shares of Common Stock issuable upon the grant of awards. Stock options comprise all of the awards granted since the 2021 Plan’s inception.

DeFi Development Corp. 2023 Equity Incentive Plan

In September 2023, the Board adopted the Company’s 2023 Equity Incentive Plan (as amended, the “2023 Plan”), effective as of September 29, 2023. The 2023 Plan provides for the grant of the following types of stock awards: (i) incentive and nonstatutory stock options, (ii) stock appreciation rights, (iii) restricted stock awards, (iv) restricted stock unit awards and (v) performance awards. The 2023 Plan is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock. On April 9, 2025, the Board approved an increase to the 2023 Plan to reserve 3,500,000 shares of Common Stock issuable upon the grant of awards, which includes the 659,824 shares reserved per the 2021 Plan noted above, which was subsequently approved by our stockholders. Stock options and restricted stock units comprise all of the awards granted since the 2023 Plan’s inception. As of the Record Date, there were 943,305 shares available for grant under the 2021 and 2023 Plans.

DIRECTOR COMPENSATION

The following table discloses the compensation earned by each of the Company’s non-employee directors during the year ended December 31, 2024:

Name	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
William Caragol	$2,500	__	__	$68,000	$70,500
Samuel Haskell(2)	$1,000	__	__	$32,000	$33,000
Marcelo Lemos(3)	$2,500	__	__	$46,000	$48,500
Ned L. Siegel(4)	$1,000	__	__	$38,000	$39,000

____________

(1)      Amounts reflect the aggregate grant date fair value of the options and restricted stock units granted, computed as of the grant date in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”), rather than the amounts paid to or realized by the non-employee director. The valuations of the restricted stock units are based on the closing market price of our Common Stock on the grant date.

(2)      Mr. Haskell served as an independent director of the Company from July 2023 until April 2025.

(3)      Mr. Lemos served as an independent director of the Company from July 2023 until April 2025.

(4)      Mr. Siegel served as an independent director of the Company from July 2023 until April 2025.

We do not have any compensation arrangements or agreements with any of our directors or director nominees relating to their service as a director other than the agreements described below.

•        On July 24, 2023, the Company granted William Caragol, an independent director, non-qualified stock options exercisable for 87,500 shares of Common Stock for $4.57 per share from the date of grant to the tenth anniversary of such date, in consideration for consulting services rendered.

•        On July 26, 2024, the Company granted William Caragol, an independent director, 21,875 RSUs in accordance with his Director Agreement. The RSUs will vest over a period of 2 years

•        On February 10, 2025, the Company granted William Caragol, an independent director, non-qualified stock options exercisable for 87,500 shares of Common Stock for $0.76 per share under the 2023 Plan. The stock options will vest over a period of 4 years.

•        On April 9, 2025, the Company granted William Caragol, an independent director, 21,875 RSUs under the 2023 Plan. The RSUs will vest over a period of 4 years.

•        On April 9, 2025, the Company granted Joseph Onorati, Chairman of the Board and Chief Executive Officer, qualified stock options exercisable for 301,980 shares of Common Stock for $3.91 under the 2023 Plan. The stock options will vest over a period of 4 years.

•        On April 9, 2025, the Company granted Blake Janover, a director and Chief Commercial Officer, 70,000 RSUs under the 2023 Plan. The RSUs will vest over a period of 4 years.

•        On April 9, 2025, the Company granted Marco Santori, a former independent director, 70,000 RSUs under the 2023 Plan. The RSUs vested upon the April 9, 2025 issuance.

•        On April 9, 2025, the Company granted Zachary Tai, an independent director, 7,000 RSUs under the 2023 Plan. The RSUs will vest over a period of 4 years.

•        On July 30, 2025, the Company granted Zachary Tai, an independent director, 2,000 RSUs under the 2023 Plan. The RSUs vested upon the July 30, 2025 issuance.

•        On October 21, 2025, the Company granted Thomas Perfumo, an independent director, 7,000 RSUs under the 2023 Plan. The RSUs will vest quarterly, over a period of 1 year.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth information with respect to the beneficial ownership of our Common Stock, our only outstanding class of voting stock, known by us as of the Record Date, by:

•        each person or entity known by us to be the beneficial owner of more than 5% of our Common Stock;

•        each of our directors;

•        each of our executive officers; and

•        all of our directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Common Stock owned by them, except to the extent such power may be shared with a spouse. Unless otherwise noted, the address of each person below is c/o DeFi Development Corp., 6401 Congress Avenue, Suite 250, Boca Raton, Florida, 33487.

Name of Beneficial Owner	Common Stock			Series A Preferred Stock		Voting Power
	Shares		%(1)	Shares	%(2)
Officers and Directors
Joseph Onorati, Chairman and Chief Executive Officer	2,216,137	(3)	7.36%	4,500	45.00%	36.29%
Fei (John) Han, Chief Financial Officer(4)	—		* %	1,000	10.00%	7.68%
Parker White, Chief Operating Officer and Chief Investment Officer	3,489,171	(5)	11.58%	4,500	45.00%	37.26%
Blake Janover, Chief Commercial Officer and Director	8,281	(6)	* %	—	—	—
William Caragol, Independent Director	30,625	(7)	* %	—	—	—
Zachary Tai, Independent Director	2,500	(8)	* %	—	—	—
Thomas Perfumo, Independent Director(9)	—		* %	—	—	—
All executive officers and directors (7 persons)	5,796,713		19.24%	10,000	100.00%	81.30%

5% or more stockholders
Defi Dev LLC	2,884,287	(10)	9.98%	5,500	55.00%	44.48%
3277447 Nova Scotia Ltd.	2,216,137	(11)	7.67%	4,500	45.00%	36.29%
Maven 11 Blockchain Venture Fund 2 LP	1,752,069	(12)	5.82%	—	—	5.82%

____________

*        Less than 1%

(1)      Based on 30,123,949 shares of Common Stock outstanding as of the Record Date.

(2)      Based on 10,000 shares of Series A Preferred Stock outstanding as of the Record Date. Each share of Series A Preferred Stock is entitled to 10,000 votes per share on all matters entitled to be voted upon by the Common Stock unless otherwise prohibited by law.

(3)      Consists of 2,216,137 shares of Common Stock held by 3277447 Nova Scotia Ltd, of which Mr. Onorati is the president and director and does not include 301,980 shares of Common Stock issuable pursuant to a qualified stock option granted to Mr. Onorati under the 2023 Plan on April 9, 2025, for $3.91 per share. The stock option grant will vest over a period of four years. The shares of Series A Preferred Stock are held by 3277447 Nova Scotia Ltd, of which Mr. Onorati is the president and director.

(4)      Does not include 180,985 shares issuable pursuant to a qualified stock option granted to Mr. Han under the 2023 Plan on April 9, 2025, for $3.91 per share. The stock option grant will vest over a period of four years. The shares of Series A Preferred Stock are held by DeFi Dev LLC of which Mr. Han is a member. Mr. Han may be deemed to share beneficial ownership of the shares of Common Stock held of record by the DeFi Dev LLC. However, Mr. Han disclaims any beneficial ownership of the reported shares, other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

(5)      Consists of 3,489,171 shares of Common Stock, of which 604,884 shares are held by SolSync Solutions Partnership of which Mr. White is the sole partner and 2,884,287 shares are held by DeFi Dev LLC of which Mr. White serves as manager and does not include 191,989 shares of Common Stock issuable upon pursuant to a qualified stock option granted to Mr. White under the Company’s 2023 Plan on April 9, 2025, for $3.91 per share. The stock option grant will vest over a period of four years. The shares of Series A Preferred Stock are held by DeFi Dev LLC, of which Mr. White is the manager.

(6)      Consists of 8,281 shares of Common Stock and does not include 70,000 shares of Common Stock issuable upon the vesting of RSUs granted to Mr. Janover under the 2023 Plan on April 9, 2025. The RSU grant will vest over a period of four years.

(7)      Consists of 30,625 shares of Common Stock, which does not include (i) 87,500 shares of Common Stock issuable upon pursuant to a non-qualified stock option granted to Mr. Caragol under the 2023 Plan on July 24, 2023, for $4.57 per share, (ii) 87,500 shares of Common Stock issuable upon pursuant to a non-qualified stock option granted to Mr. Caragol under the 2023 Plan on February 10, 2025, for $0.76 per share and (iii) 21,875 shares of Common Stock issuable upon the vesting of RSUs granted to Mr. Caragol under the 2023 Plan on April 9, 2025. The stock option and RSU grants will vest over a period of four years.

(8)      Does not include 7,000 shares of Common Stock issuable upon the vesting of RSUs granted to Mr. Tai under the 2023 Plan on April 9, 2025. The RSU grant will vest over a period of four years.

(9)      Does not include 7,000 shares of Common Stock issuable upon the vesting of RSUs granted to Mr. Perfumo under the 2023 Plan on October 21, 2025. The RSU grant will vest quarterly, over a period of one year.

(10)    As of April 4, 2025, based on information provided in a Schedule 13D filed April 8, 2025. DeFi Dev LLC listed its address as 1530 P B Ln W5205, Wichita Falls, TX 76302. DeFi Dev is a manager-managed limited liability company, with Mr. White serving as manager.

(11)    As of April 4, 2025, based on information provided in a Schedule 13D filed April 8, 2025. 3277447 Nova Scotia Ltd. listed its address as Box 287, Port Williams, Nova Scotia, B0P1T0, Canada. Mr. Onorati is the president and director of 3277447 Nova Scotia Ltd.

(12)    Pursuant to a management agreement, Maven 11 Global (“M11 Global”), as investment manager, is appointed by Maven 11 GP BVF 2 (“M11 GP 2”), the general partner of Maven 11 Blockchain Venture Fund 2 LP (“M11 BVF 2”). M11 Global has discretionary authority to vote and dispose of the shares held by M11 BVF 2. Joost van der Plas and Balder Bomans own a controlling interest in M11 Global, may be deemed to have shared power to vote or direct the vote of and/or shared power to dispose or to direct the disposition over, the securities held by M11 BVF 2. This disclosure is not and shall not be constructed as an admission that Mr. van der Plas, Mr. Bomans or any of the Maven 11-related entities are the beneficial owner of any securities of the Company other than securities actually owned by such person (if any). The address of record is c/o Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman KY1-9009, Cayman Islands.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes information about our equity compensation plans as of December 31, 2024:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	509,789	$0.08	498,183
Equity compensation plans not approved by security holders	—	—	—
Total	509,789	$0.08	498,183

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Policy Concerning Related Person Transactions

Our Board adopted a related person transaction policy setting forth the policies and procedures for the identification, review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we had a related person were or will be participants and the amount involved exceeds $120,000 or 1% of the average of our total assets as of the end of our last two completed fiscal years, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving any such transactions, our audit committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, management’s recommendation with respect to the proposed related person transaction and the extent of the related person’s interest in the transaction.

Summary of Transactions

Stock Purchase Agreement

On April 4, 2025, Blake Janover, our former Chief Executive Officer, entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Defi Dev LLC, a Delaware limited liability company (“Defi Dev”), and 3277447 Nova Scotia Ltd, a corporation formed under the laws of Canada (“NS Corp”) to sell (i) 5,100,424 shares of Common Stock, with each share of Common Stock entitled to one vote per share and representing approximately 51.0% of the Company’s 11,059,622 issued and outstanding shares of Common Stock and (ii) 10,000 shares of Series A Preferred Stock of the Company, with each share of Series A Preferred Stock entitled to 10,000 votes per share on all matters entitled to be voted upon by the Common Stock unless otherwise prohibited by law. Defi Dev and NS Corp were previously unaffiliated parties to the Company. Defi Dev purchased 2,884,287 shares of Common Stock and 5,500 shares of Series A Preferred Stock for $2,255,338 utilizing funds contributed by its managing member and other members. A portion of the funds for the purchase of shares by DeFi Dev came from a loan from Joseph Onorati. NS Corp purchased 2,216,137 shares of Common Stock and 4,500 shares of Series A Preferred Stock for $1,744,662 utilizing funds contributed by its controlling stockholder. The aggregate purchase price was $4,000,000. The transactions under the Purchase Agreement constitute a change in control of the Company.

During the year ended December 31, 2023, the Company paid $128,267 to an entity owned by Mr. Janover for compensation. The amounts are included in general and administrative expenses in the statements of operations.

Asset Purchase Agreement

On May 1, 2025, the Company, (i) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Solsync Solutions Partnership, an Alaska general partnership (“Seller”), and Parker White, the sole partner of the Seller (the “Stockholder”), pursuant to which the Company agreed to acquire from the Seller (the “Acquisition”) a “validator” on the Solana blockchain ecosystem and two nodes under the names “BullMoose Systems” and “Strawberry Siren” (the “Purchased Assets”, and also referred to as “Business”) and (ii) closed the Acquisition (the “Closing”). Following the Closing, the Purchased Assets and the Business are now held by the Company.

Mr. Parker, the sole partner of the Seller, is the Chief Operating Officer and Chief Investment Officer of the Company, and beneficially owned as of the date preceding the Closing of the transaction, more than 21.68% of the issued and outstanding shares of our outstanding Common Stock.

Employment Arrangements

We have entered into employment agreements with certain of our named executive officers, and granted stock options to our named executive officers and certain of our directors, as more fully described in “Executive Compensation” and “Director Compensation.”

Indemnification Agreements

Our Certificate of Incorporation contains provisions limiting the liability of directors, and our Bylaws indemnify each of our directors and officers to the fullest extent permitted under Delaware law. Our Certificate of Incorporation and Bylaws also provide our Board with the discretion to indemnify our employees and other agents when determined appropriate by the Board.

In addition, we have or intend to enter into an indemnification agreement (“Indemnification Agreement”) with each of our directors to which we shall indemnify our officers and directors (an “Indemnitee”) to the fullest extent permitted by law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any threatened, pending or completed action, suit, proceeding or alternative dispute resolution mechanism, or any hearing, inquiry or investigation that Indemnitee believes might lead to the institution of any such action, suit, proceeding or alternative dispute resolution mechanism, whether civil, criminal, administrative, investigative or other (hereinafter a “Claim”) by reason of (or arising in part or in whole out of) any event or occurrence related to the fact that Indemnitee is or was or may be deemed a director officer of the Company, or any subsidiary of the Company, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity including, without limitation, any and all losses, claims, damages, expenses and liabilities, joint or several (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit, proceeding or any claim asserted) under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise or made by a third party against Indemnitee based on any misstatement or omission of a material fact by the Company in violation of any duty of disclosure imposed on the Company by federal or state securities or common laws (hereinafter an “Indemnification Event”) against any and all expenses (including attorneys’ fees and all other costs, expenses and obligations incurred in connection with investigating, defending a witness in or participating in (including on appeal), or preparing to defend, be a witness in or participate in, any such action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation), judgments, fines, penalties and amounts paid in settlement (if, and only if, such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld) of such Claim and any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under the Indemnification Agreement (collectively, hereinafter “Expenses”), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses. Such payment of Expenses shall be made by the Company as soon as practicable but in any event no later than ten (10) days after written demand by Indemnitee therefor is presented to the Company.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers or control persons, in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Policies and Procedures for Transactions with Related Persons

Our board of directors adopted a related person transaction policy setting forth the policies and procedures for the identification, review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we and a related person were or will be participants and the amount involved exceeds $120,000 or 1% of the average of our total assets as of the end of our last two completed fiscal years, including purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness. In reviewing and approving any such transactions, our audit committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, and whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, management’s recommendation with respect to the proposed related person transaction and the extent of the related person’s interest in the transaction. All of the transactions described in this section were entered into prior to the adoption of this policy.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of the copies of such forms and amendments thereto, we believe that, during 2024, none of our officers, directors, and greater than 10% beneficial owners failed to file on a timely basis the reports required by Section 16(a).

AUDIT COMMITTEE REPORT

The following report (the “Audit Report”) of the Board’s audit committee (the “Audit Committee”) does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act or the Exchange Act except to the extent the Company specifically incorporates this Audit Report by reference therein.

The Audit Committee is comprised solely of independent directors, and it operates under a written charter adopted by the Company’s Board of Directors, which is available on our website at https://defidevcorp.com/investor?tab=corporate-governance. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, which was adopted on October 5, 2022, are in accordance with applicable requirements for corporate audit committees.

The Audit Committee and the Board have ultimate authority and responsibility to select, evaluate and, when appropriate, replace the independent registered public accounting firm. Wolf & Company, P.C. (“Wolf”), the Company’s independent registered public accounting firm, is responsible for performing an independent audit of the Company’s consolidated financial statements and expressing an opinion on the conformity of those financial statements in accordance with auditing standards and accounting principles generally accepted in the United States (“GAAP”). The independent auditor is also responsible for expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. The Audit Committee members are not practicing professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm.

For the fiscal year ended December 31, 2024, the Audit Committee fulfilled the responsibilities outlined in its charter, including but not limited to the following:

•        reviewing and assessing the adequacy of its charter on an annual basis;

•        working with the Board to amend the charter as appropriate to reflect the evolving role of the Audit Committee;

•        assisting the Board in the oversight of its financial reporting, internal control, and audit functions;

•        providing advice, counsel, and direction to management and the independent registered public accounting firm on the basis of the information it receives;

•        monitoring and overseeing the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, registered public accounting firm independence and qualification matters, and the extent to which the independent registered public accounting firm may be retained to perform non-audit services;

•        meeting regularly in executive sessions separately with members of the independent registered public accounting firm and the Company’s Chief Financial Officer; and

•        reviewing and discussing the Company’s consolidated financial statements and related footnotes for the fiscal year ended December 31, 2024, and the independent auditor’s report on those financial statements, with management and the independent registered public accounting firm.

Management is responsible for the preparation, presentation, and integrity of its consolidated financial statements, accounting and financial reporting principles, and internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Management represented to the Audit Committee that its consolidated financial statements were prepared in accordance with GAAP, and the independent registered public accounting firm represented that its presentations included the matters required to be discussed with the independent registered public accounting firm by Auditing Standards No. 1301, “Communication with Audit Committees” issued by the Public Company Accounting Oversight Board. Wolf, the independent registered public accounting firm, also provided the Audit Committee with the written disclosures and the letter required by Independence Standards

Board Standard No. 1, “Independence Discussions with Audit Committees,” and the Audit Committee discussed the firm’s independence with Wolf. Following the Audit Committee’s discussions with management and Wolf, the Audit Committee recommended to the Board, and the Board approved, that the FY 2024 audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 27, 2025 and amended on May 16, 2025.

Audit Committee of the Board of Directors

William Caragol, Chair

PROPOSAL NO. 2

RATIFICATION OF THE SELECTION OF WOLF & COMPANY, P.C. AS OUR INDEPENDENT AUDITOR
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2025

(Item 2 on the Proxy Card)

The Board is asking that you vote to ratify the Board’s selection of Wolf & Company, P.C. as our independent registered public accounting firm for fiscal year 2025.

Wolf & Company, P.C. (“Wolf”) has served as our independent registered public accounting firm since April 2025 and was appointed by the Audit Committee to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2025.

During the two most recent fiscal years and through the engagement date, the Company has not consulted with Wolf regarding either:

1.      The application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that Wolf concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.      Any matter that was either the subject of a disagreement (as defined in Regulation S-K, Item 304(a)(1)(iv) and the related instructions) or reportable event (as defined in Regulation S-K, Item 304(a)(1)(v)).

dbbmckennon LLC (“dbbmckennon”) previously served as our independent registered public accounting firm until its resignation on April 21, 2025, due to the specialized subject matter expertise required to audit the Company’s new business strategy and crypto treasury (Solana) related assets.

During the fiscal years ended December 31, 2024, and December 31, 2023, (i) there were no disagreements, as defined in Item 304(a)(1)(iv) of Regulation S-K, between the Company and dbbmckennon on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of dbbmckennon, would have caused dbbmckennon to make reference to the subject matter of such disagreements in connection with its reports on the Company’s financial statements for such years and interim period, and (ii) there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

At the Annual Meeting, the stockholders will vote on a proposal to ratify this selection of Wolf as our independent registered public accounting firm. If this ratification is not approved by the affirmative vote of a majority of the shares of Common Stock present at the Annual Meeting, virtually or by proxy, and voting on the matter, the Board will reconsider its selection of Wolf as our independent registered public accounting firm.

Wolf has no interest, financial or otherwise, in our Company. It is anticipated that a Wolf representative will be available to virtually participate in the Annual Meeting in the event he or she wishes to make a statement, or in order to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firm

The table below presents the aggregate fees billed for professional services rendered by dbbmckennon for the years ended December 31, 2024, and 2023.

	2024	2023
Audit fees	$138,453	$152,941
Audit-related fees	—	—
All other fees	—	—
Total fess	$138,453	$152,941

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements, and services normally provided by the independent accountant in connection with regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. These audit-related fees also consist of the review of our registration statements filed with the SEC and related services normally provided in connection with regulatory filings or engagements. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Pre-Approval Policy of Services Performed by Independent Registered Public Accounting Firm

The Audit Committee’s policy is to pre-approve all audit and non-audit related services, tax services and other services. Pre-approval is generally provided for up to one year, and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee has delegated the pre-approval authority to its chairperson when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval and the fees for the services performed to date.

The ratification of the Board’s appointment of Wolf as our independent registered public accounting firm for the fiscal year ending December 31, 2025 requires the vote of a majority of the votes cast by the holders of shares of Common Stock and Series A Preferred Stock, voting as a single class, present or represented by proxy and entitled to vote thereon. Abstentions, if any, will have the effect of a vote against this proposal. Because this is a routine matter, there will be no broker non-votes. If our stockholders do not ratify the appointment, the selection of another independent registered public accounting firm may be considered by the Board. Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The Board recommends that you vote “FOR” approval of this proposal.

PROPOSAL NO. 3

APPROVAL OF AN AMENDMENT TO OUR 2023 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES RESERVED FOR ISSUANCE TO 5,000,000

(Item 3 on the Proxy Card)

General

On October 8, 2025, our Board approved and determined advisable, subject to stockholder approval, an amendment to the 2023 Plan (the “Amended 2023 Plan”) to increase the number of shares of Common Stock reserved for issuance by 1,500,00 shares under the 2023 Plan to 5,000,000 shares of Common Stock in aggregate, of which 2,443,305 will be available for future awards. The Board has determined that the amendment to the Amended 2023 Plan is advisable and in the best interests of the Company and its stockholders and has approved the Amended 2023 Plan, subject to stockholder approval. As of the Record Date, October 24, 2025, 1,482,067 stock options and 249,375 RSU award shares were outstanding under equity awards under the 2023 Plan. As of the Record Date, the closing sales price of a share of Common Stock was $13.85 per share and 30,123,949 shares of our Common Stock were outstanding.

The 2023 Plan is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any affiliate and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock. Equity grants also help keep our employees’ and other service providers’ interests aligned with those of our stockholders. The 2023 Plan provides for the grant of the following types of stock awards: (i) incentive and nonstatutory stock options, (ii) stock appreciation rights, (iii) restricted stock awards, (iv) restricted stock unit awards and (v) performance awards. Other than the increase in the number of shares of Common Stock reserved for issuance under the Amended 2023 Plan, the 2023 Plan has not been amended in any other manner since stockholders last approved an amendment to the 2023 Plan in June 2025. If our stockholders do not approve the amendment to the Amended 2023 Plan, the 2023 Plan will remain in effect with its current terms and conditions and with its current number of shares reserved for issuance. The Amended 2023 Plan is attached hereto as Appendix A. Please read the Amended 2023 Plan for more detailed information.

Interests of Certain Persons

Members of our Board and our executive officers are eligible to receive awards under the terms of the Amended 2023 Plan.

Summary of Material Features of the Amended 2023 Plan

The following summary of the material terms of the Amended 2023 Plan is qualified in its entirety by the full text of the Amended 2023 Plan, a copy of which is attached hereto as Appendix A, and which is referred to below as the “2023 Plan.”

Authorized Shares

A total of 3,500,000 shares of our Common Stock have previously been approved to be issued for awards under the 2023 Plan since its inception, including shares added by amendment in 2025 and at the beginning of the 2025 fiscal year, as described below. Upon approval of this proposal by the stockholders, an additional 1,500,000 shares of Common Stock will be added to the 2023 Plan totaling 5,000,000 shares of Common Stock in aggregate. Subject to adjustment upon changes in capitalization of the Company as provided in the 2023 Plan, the number of shares available for issuance under the 2023 Plan is increased on the first day of each fiscal year beginning with the 2024 fiscal year and through, and including, the first day of the 2033 fiscal year, in an amount equal to the lesser of (a) a number of shares equal to 3% of the total number of shares of all classes of our Common Stock outstanding on the last day of the immediately preceding fiscal year minus the total number of shares reserved and available for issuance under the Company’s 2021 Equity Incentive Plan, which shall continue to remain in force concurrently with the 2023 Plan, and (b) such number of shares determined by Board or the Compensation Committee by the end of the immediately preceding fiscal year. Shares that became available for issuance under the prior annual share increases are included in the 5,000,000 shares authorized for issuance under the 2023 Plan.

Additionally, if any award issued pursuant to the 2023 Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, as provided in the 2023 Plan, or, with respect to restricted stock, restricted stock units or performance awards, is forfeited to or repurchased by us due to the failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights the forfeited or repurchased shares) which were subject thereto will become available for future grant or sale under the 2023 Plan (unless the 2023 Plan has terminated). With respect to stock appreciation rights, only shares actually issued pursuant to a stock appreciation right will cease to be available under the 2023 Plan; all remaining shares under stock appreciation rights will remain available for future grant or sale under the 2023 Plan (unless the 2023 Plan has terminated). Shares that have actually been issued under the 2023 Plan under any award will not be returned to the 2023 Plan and will not become available for future distribution under the 2023 Plan; provided, however, that if shares issued pursuant to awards of restricted stock, restricted stock units or performance awards are repurchased by us or are forfeited to us due to the failure to vest, such shares will become available for future grant under the 2023 Plan. Shares used to pay the exercise price of an award or to satisfy the tax withholdings related to an award will become available for future grant or sale under the 2023 Plan. To the extent an award under the 2023 Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the 2023 Plan. Notwithstanding the foregoing and, subject to adjustment as provided in the 2023 Plan, the maximum number of shares that may be issued upon the exercise of incentive stock options will equal the aggregate 5,000,000 share number stated above, plus, to the extent allowable under Section 422 of the Internal Revenue Code and regulations promulgated thereunder, any shares that become available for issuance under the 2023 Plan in accordance with the foregoing.

Plan Administration

One or more committees appointed by our Board are authorized to administer the 2023 Plan. The Board and the Compensation Committee will administer the 2023 Plan. Subject to the provisions of the 2023 Plan, the administrator has the power to administer the 2023 Plan and make all determinations deemed necessary or advisable for administering the 2023 Plan, including the power to determine the fair market value of our Common Stock, select the service providers to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the 2023 Plan, determine the terms and conditions of awards (including the exercise price, the time or times at which the awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of the 2023 Plan and awards granted under it, prescribe, amend and rescind rules relating to the 2023 Plan, rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non-U.S. laws, facilitating the administration of the 2023 Plan and/or for qualifying for favorable tax treatment under applicable non-U.S. laws, in each case as the administrator may deem necessary or advisable and modify or amend each award (subject to the provisions of the 2023 Plan), including the discretionary authority to extend the post-termination exercisability period of awards and to extend the maximum term of an option or stock appreciation right (subject to the provisions of the 2023 Plan), to allow participants to satisfy withholding tax obligations in a manner permissible under the 2023 Plan, to authorize any person to execute on behalf of us any instrument required to effect the grant of an award previously granted by the administrator and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The administrator also has the authority to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered or cancelled in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type or cash, or by which the exercise price of an outstanding award is increased or reduced. The administrator’s decisions, interpretations and other actions are final and binding on all participants.

Eligibility

Awards under the 2023 Plan, other than incentive stock options, may be granted to employees (including officers and directors) of the Company or a parent or subsidiary, members of our Board or consultants engaged to render bona fide services to us or a parent or subsidiary. Incentive stock options may be granted only to our employees or a subsidiary. Consultants are eligible to receive awards under the 2023 Plan only if their services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for our securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act. As of the Record Date, October 24, 2025, we had a total of 13 employees, including 4 executive officers, and 3 non-employee directors who would be eligible to receive awards from the 2023 Plan.

Stock Options

Stock options may be granted under the 2023 Plan. The exercise price of options granted under the 2023 Plan generally must at least be equal to the fair market value of our Common Stock on the date of grant. The term of each option will be as stated in the applicable award agreement; provided, however, that the term may be no more than 10 years from the date of grant. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, they may exercise their option for the period of time stated in their option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for six months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of the 2023 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights

Stock appreciation rights may be granted under the 2023 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our Common Stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding 10 years. After the termination of service of an employee, director or consultant, they may exercise their stock appreciation right for the period of time stated in their stock appreciation right agreement. In no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of the 2023 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our Common Stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock

Restricted stock may be granted under the 2023 Plan. Restricted stock awards are grants of shares of our Common Stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of the 2023 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions to vesting it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units (“RSUs”)

RSUs may be granted under the 2023 Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our Common Stock. Subject to the provisions of the 2023 Plan, the administrator determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit or individual goals (including continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned RSUs in the form of cash, in shares of our Common Stock or in some combination thereof. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any vesting requirements will be deemed satisfied.

Performance Awards

Performance awards may be granted under the 2023 Plan. Performance awards are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will set objectives or vesting provisions, that, depending on the extent to which they are met, will determine the value of the payout for the performance awards. The administrator may set vesting criteria based on the achievement of company-wide, divisional, business unit, or individual goals (including continued employment or service), or any other basis determined by the administrator in its discretion. Each performance award’s applicable threshold, target, and maximum payout values are established by the administrator on or before the grant date. After the grant of a performance award, the administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such performance award. The administrator, in its sole discretion, may pay earned performance awards in the form of cash, in shares, or in some combination thereof.

Non-Employee Directors

The 2023 Plan provides that all non-employee directors will be eligible to receive all types of awards (except for incentive stock options) under the 2023 Plan. The 2023 Plan includes a maximum limit of $500,000 of equity awards and any other compensation that may be granted to a non-employee director in any fiscal year, increased to $750,000 in connection with his or her initial service. For purposes of this limitation, the value of equity awards is based on the grant date fair value (determined in accordance with accounting principles generally accepted in the United States). Any equity awards or other compensation granted to a person for their services as an employee, or for their services as a consultant (other than as a non-employee director), will not count for purposes of the limitation. The maximum limit does not reflect the intended size of any potential compensation or equity awards to the Company’s non-employee directors.

Non-Transferability of Awards

Unless the administrator provides otherwise, the 2023 Plan generally does not allow for the transfer of awards other than by will or by the laws of descent and distribution and only the recipient of an award may exercise an award during their lifetime. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments

In the event of certain changes in the Company’s capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under the 2023 Plan, the administrator will adjust the number and class of shares that may be delivered under the 2023 Plan and the number, class and price of shares covered by each outstanding award and the numerical share limits set forth in the 2023 Plan.

Dissolution or Liquidation

In the event of the Company’s proposed liquidation or dissolution, the administrator will notify participants as soon as practicable, and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control

The 2023 Plan provides that in the event of the Company’s merger with or into another corporation or entity or a “change in control” (as defined in the 2023 Plan), each outstanding award will be treated as the administrator determines, including, without limitation, that (i) awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a participant, that the participant’s awards will terminate upon or immediately prior to the consummation of such merger or change in control; (iii) outstanding awards will vest and become exercisable, realizable or payable, or restrictions applicable to an award will lapse, in whole or in part, prior to or upon consummation of such merger or change in control and, to the extent the administrator determines, terminate upon or immediately prior to the effectiveness of such merger or change in control; (iv) (A) outstanding awards will terminate in exchange for an amount of cash or property, if any, equal to the amount that would have been attained upon the exercise of such award or realization of the participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the administrator determines in good faith that no amount would have been attained upon the exercise of such award or realization of the participant’s rights, then such award may be terminated by the Company without payment) or (B) outstanding awards may be replaced with other rights or property selected by the administrator in its sole discretion; or (v) any combination of the foregoing. The administrator will not be obligated to treat all awards, all awards a participant holds, or all awards of the same type, similarly. In the event that awards (or portions thereof) are not assumed or substituted for in the event of a merger or change in control, the participant will fully vest in and have the right to exercise all of their outstanding options and stock appreciation rights, including shares as to which such awards would not otherwise be vested or exercisable, all restrictions on restricted stock and RSUs or performance awards will lapse and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in all cases, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and the Company or any of the Company’s subsidiaries or parents, as applicable. If an option or stock appreciation right is not assumed or substituted in the event of a merger or change in control, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the vested option or stock appreciation right will terminate upon the expiration of such period.

For awards granted to an outside director, the outside director will fully vest in and have the right to exercise options and/or stock appreciation rights as to all of the shares underlying such award, including those shares which would not be vested or exercisable, all restrictions on restricted stock and RSUs will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and the Company or any of its subsidiaries or parents, as applicable.

Clawback

Awards are subject to the Company’s Clawback Policy adopted pursuant to the Nasdaq listing standards and the Dodd-Frank Wall Street Reform and Consumer Protection Act. The administrator also may specify in an award agreement that the participant’s rights, payments or benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, such as a termination for cause or other specified action or inaction. The administrator may require a participant to forfeit, return or reimburse the Company all or a portion of the award or shares issued under the award, any amounts paid under the award and any payments or proceeds paid or provided upon disposition of the shares issued under the award in order to comply with such clawback policy, award agreement or applicable laws.

Amendment and Termination

The administrator has the authority to amend, suspend or terminate the 2023 Plan provided such action does not materially impair the existing rights of any participant. The terms of outstanding awards may be amended without stockholder approval to reduce the exercise price of outstanding options or stock appreciation rights, or to cancel outstanding options or stock appreciation rights in exchange for cash, other awards, or options or stock appreciation rights with an exercise price that is less than the exercise price of the original option or stock appreciation right. The 2023 Plan has no fixed termination date; provided, however, that no incentive stock options and no annual increase to the 2023 Plan’s share reserve may occur after the tenth anniversary of the date the 2023 Plan was adopted by the Board.

New Plan Benefits

All awards made under the 2023 Plan will be made at the Board’s or the Compensation Committee’s discretion. Therefore, the benefits and amounts that will be received or allocated under the 2023 Plan are not determinable at this time. No awards have been granted that are contingent on stockholder approval of the amendment to the 2023 Plan.

Please also refer to the “Outstanding Equity Awards 2024 Fiscal Year-End” and “Director Compensation” for information about the equity awards granted, respectively, to our named executive officers and our non-employee directors in 2024.

U.S. Federal Income Consequences

The following is a brief summary of the U.S. federal income tax consequences of the 2023 Plan generally applicable to the Company and to participants in the 2023 Plan who are subject to U.S. federal taxes and who receive awards under the 2023 Plan. The summary is based on the Internal Revenue Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement, and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonstatutory Stock Options.    A participant generally will not recognize taxable income upon the grant or vesting of a nonstatutory stock option with an exercise price at least equal to the fair market value of our Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a nonstatutory stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will realize capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. Such capital gain or loss will be long-term capital gain or loss if the participant’s holding period in the shares was more than one year. The participant’s tax basis in the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option. Long-term capital gains of non-corporate taxpayers are generally taxed at preferred tax rates. The deductibility of capital losses is subject to limitations.

Incentive Stock Options.    A participant generally will not recognize taxable income upon the grant of an incentive stock option. If a participant exercises an incentive stock option during employment or within three months after employment ends (12 months in the case of permanent and total disability), the participant will not recognize taxable income at the time of exercise for regular U.S. federal income tax purposes (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the stock option were a nonstatutory stock option). If a participant sells or otherwise disposes of the shares acquired upon exercise of an incentive stock option after the later of one year from the date the participant exercised the option and two years from the grant date of the stock option, the participant generally will recognize gain or loss equal to the difference between the amount the participant received in the disposition and the exercise price of the stock option. Such gain or loss generally will be capital gain or loss, and such capital gain or loss will be long-term capital gain or loss if the participant’s holding period in the shares was more than one year. If a participant sells or otherwise disposes of shares acquired upon exercise of an incentive stock option before the holding period requirements described above are satisfied, the disposition will constitute a “disqualifying disposition,” and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess of the fair market value of the shares on the date of exercise over the exercise price of the stock option (or, if less, the excess of the amount realized on the disposition of the shares over the exercise price of the stock option). The balance of the participant’s gain on a disqualifying disposition, if any, generally will be taxed as capital gain, and such capital gain or loss will be long-term capital gain or loss if the participant’s holding period in the shares was more than one year. Long-term capital gains of non-corporate taxpayers are generally taxed at preferred rates. The deductibility of capital losses is subject to limitations.

With respect to both nonstatutory stock options and incentive stock options, special rules apply if a participant uses shares of Common Stock already held by the participant to pay the exercise price or if the shares received upon exercise of the stock option are subject to a substantial risk of forfeiture by the participant.

Stock Appreciation Rights.    A participant generally will not recognize taxable income upon the grant or vesting of a stock appreciation right with an exercise price at least equal to the fair market value of our Common Stock on the date of grant and no additional deferral feature. Upon the exercise of a stock appreciation right, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock appreciation right on the date of exercise and the grant price of the stock appreciation right.

Restricted Stock Awards, Restricted Stock Units, and Performance Awards.    A participant generally will not have taxable income upon the grant of restricted stock, RSUs or performance awards. Instead, the participant will recognize ordinary income at the time of vesting or payout equal to the fair market value (on the vesting or payout date) of the shares or cash received minus any amount paid. For restricted stock only, a participant may instead elect to be taxed at the time of grant.

Tax Consequences to the Company.    In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Internal Revenue Code.

Code Section 409A.    We intend that awards granted under the 2023 Plan will comply with, or otherwise be exempt from, Section 409A of the Internal Revenue Code, but make no representation or warranty to that effect.

Tax Withholding.    We are authorized to deduct or withhold from any award granted or payment due under the 2023 Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of Common Stock or otherwise settle an award under the 2023 Plan until all tax withholding obligations are satisfied.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and Series A Preferred Stock, voting as a single class, present or represented by proxy and entitled to vote thereon. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank, or other nominee may not vote for this proposal, and those votes will be counted as “broker non-votes.” Abstentions, if any, will have the effect of a vote against this proposal. Broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

The Board recommends that you vote “FOR” approval of this proposal.

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED COMMON STOCK TO 1,000,000,000

(Item 4 on the Proxy Card)

Our Board approved and declared advisable, subject to stockholder approval, an amendment (the “Common Stock Amendment”) to our Certificate of Incorporation, to increase the number of authorized shares of Common Stock from 100,000,000 to 1,000,000,000.

If the Common Stock Amendment is approved, as soon as practicable after the Annual Meeting, we will file a Certificate of Amendment with the office of the Secretary of State of the State of Delaware to implement the increase in the authorized number of shares of Common Stock. The Common Stock Amendment will become effective on the date the Certificate of Amendment is filed with the Secretary of State of the State of Delaware.

Purpose and Effect of the Common Stock Amendment

The Board believes that additional authorized shares of Common Stock would give the Company the necessary flexibility to issue shares for various corporate purposes, including, in particular, raising capital, and enable the Company to take timely advantage of market conditions and opportunities. Other corporate purposes for which the additional authorized shares could be used include, but are not limited to, potential strategic transactions, including mergers, acquisitions, and other business combinations; future grants and awards under equity compensation plans; stock splits and stock dividends; and other general corporate working capital needs. The additional shares may be used for various purposes without further stockholder approval. The discretion of the Board, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require stockholders to approve such transaction.

In addition to the 30,123,949 shares of Common Stock outstanding on the Record Date, the Board has reserved an aggregate of 56,026,542 shares of Common Stock, including:

•        1,482,067 shares of Common Stock issuable upon exercise of stock options outstanding at a weighted average exercise price of $5.24 per share;

•        249,375 shares of Common Stock issuable upon the vesting of restricted stock units outstanding;

•        943,305 additional shares of Common Stock available for future issuance under our 2023 Equity Incentive Plan;

•        1,177,558 shares of Common Stock issuable upon the conversion of the convertible notes issued to PIPE investors under a purchase agreement entered into on April 4, 2025;

•        4,404,750 shares of Common Stock issuable upon the exercise of the warrants issued to PIPE investors under a purchase agreement entered into on April 4, 2025;

•        up to 5,300,453 shares of Common Stock potentially issuable upon the conversion of our 5.50% Convertible Senior Notes due 2030 (subject to customary anti-dilution adjustment provisions);

•        up to 2,379,372 shares of Common Stock potentially issuable upon the exercise of the prefunded warrants issued to PIPE investors under the subscription agreements entered August 24, 2025;

•        up to 36,172,806 shares of Common Stock issuable under the ELOC; and

•        3,898,856 shares of Common Stock issuable on exercise of the warrants to be distributed to all stockholders of record, holders of our pre-funded warrants issued on August 28, 2025, holders of our 2.5% Convertible Notes due 2030, and holders of our 5.50% Convertible Senior Notes due 2030.

The additional Common Stock to be authorized by approval of the Common Stock Amendment would have rights identical to the Company’s currently outstanding Common Stock. Approval of the Common Stock Amendment and any future issuance of the Common Stock would not affect the rights of the holders of the Company’s currently outstanding Common Stock, except for effects incidental to increasing the number of shares of Common Stock outstanding, such as dilution of the voting rights of current holders of Common Stock. SEC rules require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although the Board has not proposed the Common Stock Amendment with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company under certain circumstances, such shares could have an anti-takeover effect.

The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board or management and, thereby, have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the Common Stock Amendment is approved, the additional shares of authorized Common Stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of Common Stock, or the replacement or removal of the Board or management.

Additional Information

If stockholders approve this Proposal No. 4, then we expect to file the Common Stock Amendment with the Delaware Secretary of State as soon as practicable.

If stockholders approve this Proposal No. 4 and also approve Proposal No. 5 that provides for approval of the Preferred Stock Amendment (as defined herein), then we expect to combine both the Common Stock Amendment and the Preferred Stock Amendment into one Certificate of Amendment to the Certificate of Incorporation (the “Combined Certificate of Amendment”) that we will file with the Delaware Secretary of State as soon as practicable. Upon filing of the Combined Certificate of Amendment with the Delaware Secretary of State, Article IV(A) of our Certificate of Incorporation will be amended to read in its entirety as follows:

“(A) Classes of Stock. The total number of shares of stock of all classes of capital stock that the Company is authorized to issue is 2,000,000,000 shares. The authorized capital stock is divided into 1,000,000,000 shares of common stock having a par value of $0.00001 per share (hereinafter, the “Common Stock”) and 1,000,000,000 shares of preferred stock having a par value of $0.00001 per share (hereinafter, the “Preferred Stock”).”

However, even if stockholders approve the proposed Common Stock Amendment in this Proposal No. 4 and/or the Preferred Stock Amendment in Proposal No. 5, our Board retains discretion under Delaware law not to implement either one or both of these proposed amendments to our Certificate of Incorporation. If our Board were to exercise such discretion, the number of authorized shares would remain at the current level until such time as stockholders were to approve an increase in authorized shares of Common Stock and/or Preferred Stock in the future.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the voting power of outstanding shares of Common Stock and Series A Preferred Stock, voting as a single class. Because an increase in authorized shares outstanding is generally considered a routine matter, we expect that there will be no broker non-votes. Abstentions, if any, will have the effect of a vote “AGAINST” this proposal.

The Board recommends that you vote “FOR” approval of this proposal.

PROPOSAL NO. 5

APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED PREFERRED STOCK TO 1,000,000,000

(Item 5 on the Proxy Card)

Our Board approved and declared advisable, subject to stockholder approval, a certificate of amendment (the “Preferred Stock Amendment”) to our Certificate of Incorporation, to increase the number of authorized shares of Preferred Stock from 10,000,000 to 1,000,000,000.

If the Preferred Stock Amendment is approved, as soon as practicable after the Annual Meeting, we will file a Certificate of Amendment with the office of the Secretary of State of the State of Delaware to implement the increase in the authorized number of shares of Preferred Stock. The Preferred Stock Amendment will become effective on the date it is filed with the Secretary of State of the State of Delaware.

Purpose and Effect of the Preferred Stock Amendment

The Board believes that additional authorized shares of Preferred Stock would give the Company the necessary flexibility to issue shares for various corporate purposes, including, in particular, raising capital, and enable the Company to take timely advantage of market conditions and opportunities. Other corporate purposes for which the additional authorized shares could be used include, but are not limited to, potential strategic transactions, including mergers, acquisitions, and other business combinations, and other general corporate working capital needs. The additional shares may be used for various purposes without further stockholder approval. The discretion of the Board, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require stockholders to approve such transaction.

If the Preferred Stock Amendment is approved, our Board would be able to issue the additional shares of authorized Preferred Stock with such designations, preferences and relative, participating, optional, conversion or other special rights (if any) of such series and the qualifications, limitations or restrictions (if any) thereof, as the Board may in the future establish by resolution or resolutions and by filing a certificate pursuant to Delaware law (a “Preferred Stock Designation”), from time to time, providing for the issuance of such Preferred Stock. No vote of the holders of our Common Stock or Series A Preferred Stock, unless otherwise expressly provided in the Certificate of Amendment or in a Preferred Stock Designation creating any series of Preferred Stock or, to the extent the Company chooses to comply with any limiting rules of any securities exchange or quotation system on which shares of our common or Preferred Stock are then listed or traded, will be a prerequisite to the issuance of any series of Preferred Stock.

The possible future issuance of shares of Preferred Stock or securities convertible or exercisable into Preferred Stock could affect our current stockholders in a number of ways. The issuance of new shares of Preferred Stock could cause immediate dilution of the ownership interests and the voting power of our existing stockholders. New issuances of Preferred Stock may also affect the amount of dividends, if any, paid to such stockholders and may reduce the share of the proceeds that they would receive upon the future liquidation, if any, of the Company.

No specific shares of Preferred Stock are being designated at this time, and we do not currently have any agreements in writing to issue shares of Preferred Stock.

SEC rules require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although the Board has not proposed the Preferred Stock Amendment with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company under certain circumstances, such shares could have an anti-takeover effect.

Additional Information

If stockholders approve this Proposal No. 5, then we expect to file the Preferred Stock Amendment with the Delaware Secretary of State as soon as practicable.

If stockholders approve this Proposal No. 5 and also approve Proposal No. 4 that provides for approval of the Common Stock Amendment, then we expect to combine both the Common Stock Amendment and the Preferred Stock Amendment into the Combined Certificate of Amendment that we will file with the Delaware Secretary of State as soon as practicable. Upon filing of the Combined Certificate of Amendment with the Delaware Secretary of State, Article IV(A) of our Certificate of Incorporation will be amended to read in its entirety as follows:

“(A) Classes of Stock. The total number of shares of stock of all classes of capital stock that the Company is authorized to issue is 2,000,000,000 shares. The authorized capital stock is divided into 1,000,000,000 shares of common stock having a par value of $0.00001 per share (hereinafter, the “Common Stock”) and 1,000,000,000 shares of preferred stock having a par value of $0.00001 per share (hereinafter, the “Preferred Stock”).”

However, even if stockholders approve the proposed Preferred Stock Amendment in this Proposal No. 5 and/or the Common Stock Amendment in Proposal No. 4, our Board retains discretion under Delaware law not to implement either one or both of these proposed amendments to our Certificate of Incorporation. If our Board were to exercise such discretion, the number of authorized shares would remain at the current level until such time as stockholders were to approve an increase in authorized shares of Common Stock and/or Preferred Stock in the future.

Vote Required

Approval of this proposal requires the affirmative vote of (i) a majority of the voting power of outstanding shares of Common Stock and Series A Preferred Stock, voting as a single class, and (ii) a majority of the voting power of outstanding shares of Series A Preferred Stock, voting as a separate class. Abstentions and broker non-votes, if any, will have the effect of a vote “AGAINST” this proposal.

The Board recommends that you vote “FOR” approval of this proposal.

PROPOSAL NO. 6

APPROVAL OF OUR 2025 EMPLOYEE STOCK PURCHASE PLAN

(Item 6 on the Proxy Card)

On October 21, 2025, the Board adopted the 2025 Employee Stock Purchase Plan (“Employee Stock Purchase Plan” or “ESPP”). The Board has determined that the Employee Stock Purchase Plan is advisable and in the best interests of the Company and its stockholders and has approved the Employee Stock Purchase Plan, subject to stockholder approval. The description set forth below of the Employee Stock Purchase Plan is a summary and is qualified in its entirety by reference to the complete text of the Employee Stock Purchase Plan, which is attached to this proxy statement as Appendix B. Please read the Employee Stock Purchase Plan for more detailed information.

The purpose of the Employee Stock Purchase Plan is to provide employees of the Company with an opportunity to purchase shares of Common Stock and to encourage such employees to remain in the employ of the Company. A total of 250,000 shares of Common Stock will be available for issuance and purchase under the Employee Stock Purchase Plan. In addition, each year, beginning on January 1, 2026 and ending on, and including January 1, 2025, the share reserve under the Employee Stock Purchase Plan will be increased automatically by the least of (i) 250,000 shares; (ii) 0.5% of the aggregate number of shares of Common Stock outstanding on December 31st of the immediately preceding calendar year (rounded up to the nearest whole share); and (iii) an amount determined by the Committee. If any option to purchase terminates for any reason without having been exercised, the shares of Common Stock not purchased under such option shall again become available for purchase under the Employee Stock Purchase Plan.

The Employee Stock Purchase Plan will be administered by the Compensation Committee or any other committee appointed by the Board to administer the Employee Stock Purchase Plan (the “ESPP Committee”). The ESPP Committee has the full and exclusive discretionary authority to construe and interpret the Employee Stock Purchase Plan and the rights granted under it, to establish rules and regulations for the administration of the Employee Stock Purchase Plan and to generally exercise such powers and make such determinations it deems necessary or advisable to administer and operate the Employee Stock Purchase Plan, including to satisfy applicable laws, to reduce or eliminate any unfavorable legal, accounting or consequences or for other purposes deemed appropriate. The ESPP Committee has the authority to delegate its duties to officers, directors or employees of the Company.

Eligibility

Generally, all employees of the Company are eligible to participate in the Employee Stock Purchase Plan but the ESPP Committee may, in its discretion, determine to limit participation of employees with less than two years of service, employees with customary employment of 20 hours or less per week or customary employment for not more than five months in a year or lesser period or highly compensated employees. However, any employee who would own or have options to acquire five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary is excluded from participating in the Employee Stock Purchase Plan. As of the Record Date, October 24, 2025, there were approximately 10 employees who would be eligible to participate in the Employee Stock Purchase Plan.

Purchase of Shares of Common Stock

Pursuant to procedures established by the ESPP Committee, eligible employees may elect to purchase shares of Common Stock through payroll deductions. Offering periods and purchase periods are established and purchases of shares of Common Stock are made on the last trading day of the purchase period. Pursuant to procedures established by the ESPP Committee, employees may withdraw prior to the end of the offering period any amounts previously withheld, without interest. If during an offering period an employee withdraws amounts previously withheld, such employee may not recommence withholding of compensation for the purchase of shares of Common Stock until the following offering period.

On each purchase date (the last trading day of each offering period or, if applicable, the last trading day of a purchase period within an offering period), any amounts withheld from an employee’s compensation or otherwise accumulated during the applicable purchase period for purposes of the Employee Stock Purchase Plan will be used to purchase the greatest number of whole shares of Common Stock that can be purchased with such amounts. The purchase price for a share of Common Stock will be set, unless the ESPP Committee determines higher percentages, at the lesser of (i) eighty-five percent (85%) of the fair market value of a share of Common Stock on the option grant date (the beginning of the offering period) or (ii) eighty-five percent (85%) of the fair market value of a share of Common Stock on the purchase date. As of the Record Date, the closing sales price of a share of Common Stock was $13.85 per share.

The Internal Revenue Code limits the aggregate fair market value of the shares of Common Stock (determined as of the beginning of the offering period) that any employee in the United States may purchase under the Employee Stock Purchase Plan during any calendar year to $25,000. The ESPP Committee may in its discretion further limit the number of shares of Common Stock that an employee may purchase during any purchase period. Unless the ESPP Committee determines otherwise for a future offering period, no employee may purchase during a purchase period more than 10,000 shares of Common Stock. The ESPP Committee may impose restrictions or limitations on the resale of shares of Common Stock purchased under the Employee Stock Purchase Plan. Employees in the United States must notify the Company if shares of Common Stock are disposed of in a disposition that does not satisfy the holding period requirements of Section 423 of the Internal Revenue Code (generally, as discussed below, two years from the beginning of the applicable offering period and one year from the date of acquisition of the shares).

The Company may deduct or withhold or require employees to pay to the Company any federal, state, local and other taxes the Company is required to withhold with respect to any event arising as a result of the Employee Stock Purchase Plan.

Effect of Certain Corporate Events

The Employee Stock Purchase Plan provides for adjustment of the number of shares of Common Stock which may be granted under the Employee Stock Purchase Plan as well as adjustment of the purchase price per share of Common Stock, the maximum number of shares an employee may purchase each offering period and the number of shares of Common Stock covered by each option to purchase for any increase or decrease in the number of shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, extraordinary cash dividend, combination or reclassification of the Common Stock or recapitalization, reorganization, consolidation, split-up, spin-off or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company.

In the event of any corporate transaction, the ESPP Committee may make such adjustments it deems appropriate to prevent dilution or enlargement of rights in the Employee Stock Purchase Plan, in the number, class of or price of shares of Common Stock available for purchase under the Employee Stock Purchase Plan and in the number of shares of Common Stock which an employee is entitled to purchase and any other adjustments it deems appropriate. In the event of any transaction, the ESPP Committee may elect to have the options to purchase shares under the Employee Stock Purchase Plan assumed or substituted by a successor entity, to terminate all outstanding options to purchase shares either prior to their expiration or upon completion of the purchase of shares of Common Stock on the next purchase date, to shorten the offering period by setting a new purchase date or to take such other action deemed appropriate by the ESPP Committee.

Effectiveness, Amendment and Termination

The Employee Stock Purchase Plan will become effective only if the stockholders approve the Employee Stock Purchase Plan. The Board may amend or terminate the Employee Stock Purchase Plan at any time, provided no amendment which would amend or modify the Employee Stock Purchase Plan in a manner requiring stockholder approval under Section 423 of the Internal Revenue Code or the requirements of any securities exchange on which shares of Common Stock are traded shall be effective unless stockholder approval is obtained.

U.S. Federal Income Tax Consequences

The following discussion is only a brief summary of the United States federal income tax consequences to the Company and employees in the United States assuming the Employee Stock Purchase Plan qualifies under Section 423 of the Internal Revenue Code. It is based on the Internal Revenue Code as in effect as of the date of this proxy statement. The discussion relates only to United States federal income tax treatment; state, local, foreign, estate, gift and other tax consequences are not discussed. The summary is not intended to be a complete analysis or discussion of all potential tax consequences.

The amounts deducted from an employee’s pay pursuant to the Employee Stock Purchase Plan will be included in the employee’s compensation and be subject to federal income and employment tax. Generally, no additional income will be recognized by the employee either at the beginning of the offering or purchase period when options to purchase are granted pursuant to the Employee Stock Purchase Plan or at the time the employee purchases shares of Common Stock pursuant to the Employee Stock Purchase Plan.

If the shares of Common Stock are disposed of at least two years after the first day of the offering period to which the shares of Common Stock relate and at least one year after the shares of Common Stock were acquired under the Employee Stock Purchase Plan (the “Holding Period”), or if the employee dies while holding the shares of Common Stock, the employee (or in the case of the employee’s death, the employee’s estate) will recognize ordinary income in the year of disposition or death in an amount equal to the lesser of (a) the excess of the fair market value of the shares of Common Stock on the first trading day of the offering period over the purchase price of the share of Common Stock or (b) the excess of fair market value of the shares of Common Stock at the time of such disposition over the purchase price of the shares of Common Stock.

If the shares of Common Stock are sold or disposed of before the expiration of the Holding Period, the employee will recognize ordinary income in the year of sale or disposition in an amount equal to the excess of the sales price over the purchase price. Even if the shares of Common Stock are sold for less than their fair market value on the purchase date, the same amount of ordinary income is included in income.

In addition, the employee generally will recognize capital gain or loss in an amount equal to the difference between the amount realized upon the sale of shares of Common Stock and the employee’s tax basis in the shares of Common Stock (generally, the amount the employee paid for the shares of Common Stock plus the amount, if any, taxed as ordinary income). Capital gain or loss recognized on a disposition of shares of Common Stock will be long-term capital gain or loss if the employee’s holding period for the shares of Common Stock exceeds one year. The purchase date begins the holding period for determining whether the gain or loss realized is short or long term.

If the employee disposes of shares of Common Stock purchased pursuant to the Employee Stock Purchase Plan after the Holding Period, the Company will not be entitled to any federal income tax deduction with respect to the shares of Common Stock issued under the Employee Stock Purchase Plan. If the employee disposes of such shares of Common Stock prior to the expiration of the Holding Period, the Company generally will be entitled to a federal income tax deduction in an amount equal to the amount of ordinary income recognized by the employee as a result of such disposition.

New Plan Benefits

Participation in the Employee Stock Purchase Plan is entirely within the discretion of the eligible employees. Because the Company cannot presently determine the participation levels by employees, the rate of contributions by employees and the eventual purchase price under the Employee Stock Purchase Plan, it is not possible to determine the value of benefits which may be obtained by executive officers and other employees under the Employee Stock Purchase Plan. Non-employee directors are not eligible to participate in the Employee Stock Purchase Plan.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock and Series A Preferred Stock, voting as a single class, present or represented by proxy and entitled to vote thereon. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank, or other nominee may not vote for this proposal, and those votes will be counted as “broker non-votes.” Abstentions, if any, will have the effect of a vote against this item. Broker non-votes, if any, will be disregarded and have no effect on the outcome of the vote.

The Board recommends that you vote “FOR” approval of this proposal.

ADDITIONAL INFORMATION

Solicitation Expenses:    Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited principally by mail, by telephone and in person. In addition, our directors, officers and regular employees, without additional compensation, may solicit proxies personally, by e-mail, telephone, fax or special letter. We will reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners of our shares.

How To Receive Additional Paper Copies of the Proxy Statement:    The Company has adopted a procedure called “householding” which has been approved by the SEC. The Company and some brokers household proxy materials, delivering a single notice and, if applicable, this proxy statement and Annual Report, to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders or they participate in electronic delivery of proxy materials. Stockholders who participate in householding will continue to access and receive separate proxy cards. This process will help reduce our printing and postage fees, as well as save natural resources. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to DeFi Development Corp., 6401 Congress Avenue, Suite 250 Boca Raton, Florida, 33487 or by calling Investor Relations at (561) 559-4111, or by sending an e-mail to ir@defidevcorp.com.

Stockholder Proposals for Consideration at the 2026 Annual Meeting of Stockholders:    Under the rules of the SEC, if a stockholder wants us to include a proposal in our proxy statement and proxy card for presentation at our 2026 Annual Meeting of Stockholders, the proposal must be received by us at our principal executive offices at 6401 Congress Avenue, Suite 250 Boca Raton, Florida, 33487, by July 8, 2026. The proposal should be sent to the attention of the Chief Financial Officer. A stockholder who intends to present a proposal at our 2026 Annual Meeting, other than pursuant to Rule 14a-8, must comply with our Bylaws, which provides that we must receive the notice of your intention to propose an item of business at our 2026 Annual Meeting no later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting as specified in our Bylaws. If the 2026 Annual Meeting is not held within 30 days before or after the anniversary of the date of this year’s Annual Meeting, then the item of business must be received by the tenth day following the earlier of the date of mailing of the notice of the meeting or the public disclosure of the date of the meeting. Assuming that our 2026 Annual Meeting is held within 30 days of the anniversary of this Annual Meeting, we must receive notice of your intention to introduce a nomination or other item of business at that meeting no earlier than August 20, 2026, and no later than September 19, 2026. In addition to satisfying the foregoing requirements under our Bylaws with respect to advance notice of any. nomination, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must comply with all the requirements of Rule 14a-19 under the Exchange Act.

You may contact the Company’s Chief Financial Officer at the address mentioned above for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. The chairperson of the Annual Meeting may refuse to allow the transaction of any business, or to acknowledge the nomination of any person, not made in compliance with the foregoing procedures.

2024 Annual Report:    A copy of our 2024 Annual Report, as filed with the SEC on March 27, 2025 and amended on May 16, 2025, is available to stockholders without charge upon written request directed to our Secretary at 6401 Congress Avenue, Suite 250 Boca Raton, Florida, 33487, or by phone at (561) 559-4111. The Company makes available free of charge on or through its website, https://defidevcorp.com/investor?tab=sec-filings, its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all amendments to such reports filed pursuant to Section 13(a) or 15(d) of the Exchange Act as soon as reasonably practicable after filing.

Other Matters To Be Considered At The Annual Meeting:    The Board is not aware of any other matters that are expected to come before the 2025 Annual Meeting other than those referred to in this proxy statement and as set forth above. The Board has made no recommendation as to how the proxies will vote on such other matters. If any other matter should come before the Annual Meeting, the individuals named on the proxy card intend to vote the proxies in accordance with their best judgment.

By Order of the Board of Directors
/s/ Joseph Onorati
Joseph Onorati
Chief Executive Officer, President and Chairman of the Board of Directors

APPENDIX A

DEFI DEVELOPMENT CORP.
(formerly JANOVER INC.)
2023 EQUITY INCENTIVE PLAN

(as amended and restated as of [•] , 2025)

1.           Purposes of the Plan. The purposes of this Plan are:

•             to attract and retain the best available personnel for positions of substantial responsibility,

•             to provide additional incentive to Employees, Directors and Consultants, and

•             to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards.

2.           Definitions. As used herein, the following definitions will apply:

2.1         “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

2.2         “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to, under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

2.3         “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Awards.

2.4         “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

2.5         “Board” means the Board of Directors of the Company.

2.6         “Change in Control” means the occurrence of any of the following events:

(a)         Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (a), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (a). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(b)         Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(c)         Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (i) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (ii) a transfer of assets by the Company to: (A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (c)(ii)(C). For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2.6, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

2.7         “Clawback Policy” has the meaning set forth in Section 24.

2.8         “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.9         “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4 hereof.

2.10       “Common Stock” means the common stock of the Company.

2.11       “Company” means Janover Inc., a Delaware corporation, or any successor thereto.

2.12       “Consultant” means any natural person, including an advisor, engaged by the Company or any of its Parent or Subsidiaries to render bona fide services to such entity, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

2.13       “Director” means a member of the Board.

2.14       “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.15       “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.16       “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

2.17       “Exchange Program” means a program under which (a) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (b) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (c) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

2.18       “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(a)         if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange or the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing sales price was reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)         if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)         for purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock; or

(d)         in the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

In addition, for purposes of determining the fair market value of shares for any reason other than the determination of the exercise price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of fair market value for other purposes.

2.19       “Fiscal Year” means the fiscal year of the Company.

2.20       “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

2.21       “Legal Representative” has the meaning set forth in Section 6.6.4.

2.22       “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

2.23       “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.24       “Option” means a stock option granted pursuant to the Plan.

2.25       “Outside Director” means a Director who is not an Employee.

2.26       “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

2.27       “Participant” means the holder of an outstanding Award.

2.28       “Performance Awards” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be cash- or stock-denominated and may be settled for cash, Shares or other securities or a combination of the foregoing under Section 10.

2.29       “Performance Period” has the meaning set forth in Section 10.1.

2.30       “Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

2.31       “Person” has the meaning set forth in Section 2.6(a).

2.32       “Plan” means this Janover Inc. 2023 Equity Incentive Plan, as may be amended from time to time.

2.33       “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.

2.34       “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan, or issued pursuant to the early exercise of an Option.

2.35       “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

2.36       “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

2.37       “Section 16b” means Section 16(b) of the Exchange Act.

2.38       “Section 409A” means Code Section 409A and the U.S. Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.

2.39       “Securities Act” means the U.S. Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

2.40       “Service Provider” means an Employee, Director or Consultant.

2.41       “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

2.42       “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

2.43       “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

2.44       “Trading Day” means a day that the primary stock exchange, national market system, or other trading platform, as applicable, upon which the Common Stock is listed (or otherwise trades regularly, as determined by the Administrator, in its sole discretion) is open for trading.

2.45       “U.S. Treasury Regulations” means the Treasury Regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

3.           Stock Subject to the Plan.

3.1         Stock Subject to the Plan. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15 of the Plan and the automatic increase set forth in Section 3.2 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan will be equal to 5,000,000 Shares. In addition, Shares may become available for issuance under Sections 3.2 and 3.3 of the Plan. The Shares may be authorized but unissued, or reacquired Common Stock.

3.2         Automatic Share Reserve Increase. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2024 Fiscal Year, in an amount equal to the lesser of (a) a number of Shares equal to three percent (3%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, less the amount of shares of common stock of the Company available for grant under any of the other equity incentive plans of the Company, or (b) such number of Shares determined by the Board/Administrator no later than the last day of the immediately preceding Fiscal Year.

3.3         Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, or Performance Awards is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units or Performance Awards are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax liabilities or withholdings related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3.1, plus, to the extent allowable under Code Section 422 and the U.S. Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3.2 and 3.3.

3.4         Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.           Administration of the Plan.

4.1         Procedure.

4.1.1      Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan. The Compensation Committee of the Board initially will be the Administrator of the Plan.

4.1.2      Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

4.1.3      Other Administration. Other than as provided above, the Plan will be administered by (i) the Board or (ii) a Committee, which Committee will be constituted to comply with Applicable Laws.

4.2         Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(a)         to determine the Fair Market Value;

(b)         to select the Service Providers to whom Awards may be granted hereunder;

(c)         to determine the number of Shares or dollar amounts to be covered by each Award granted hereunder;

(d)         to approve forms of Award Agreements for use under the Plan;

(e)         to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto (including but not limited to, temporarily suspending the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes or to comply with Applicable Laws, provided that such suspension must be lifted prior to the expiration of the maximum term and post-termination exercisability period of an Award), based in each case on such factors as the Administrator will determine;

(f)          to institute and determine the terms and conditions of an Exchange Program, including, subject to Section 20.3, to unilaterally implement an Exchange Program without the consent of the applicable Award holder;

(g)         to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(h)         to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non-U.S. laws, easing the administration of the Plan and/or for qualifying for favorable tax treatment under applicable non-U.S. laws, in each case as the Administrator may deem necessary or advisable;

(i)          to modify or amend each Award (subject to Section 20.3), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option or Stock Appreciation Right (subject to Sections 6.4 and 7.5);

(j)          to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 16;

(k)         to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(l)          to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(m)        to make all other determinations deemed necessary or advisable for administering the Plan.

4.3         Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

5.           Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.           Stock Options.

6.1         Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

6.2         Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

6.3         Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000), such Options will be treated as nonstatutory stock options. For purposes of this Section 6.3, incentive stock options will be taken into account in the order in which they were granted, the fair market value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and the U.S. Treasury Regulations promulgated thereunder.

6.4         Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

6.5         Option Exercise Price and Consideration.

6.5.1      Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator, but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6.5.1, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

6.5.2      Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

6.5.3      Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (a) cash (including cash equivalents); (b) check; (c) promissory note, to the extent permitted by Applicable Laws, (d) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (e) consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (f) by net exercise; (g) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (h) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

6.6         Exercise of Option.

6.6.1      Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6.2      Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon such cessation as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within three (3) months of such cessation, or such shorter or longer period of time, as is specified in the Award Agreement, in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on such date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.3      Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of such cessation, or such longer or shorter period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4, as applicable) to the extent the Option is vested on such date of cessation. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on the date of such cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.4      Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer or shorter period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4, as applicable), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form (if any) acceptable to the Administrator. If the Administrator has not permitted the designation of a beneficiary or if no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution (each, a “Legal Representative”). If the Option is exercised pursuant to this Section 6.6.4, Participant’s designated beneficiary or Legal Representative shall be subject to the terms of this Plan and the Award Agreement, including but not limited to the restrictions on transferability and forfeitability applicable to the Service

Provider. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.5      Tolling Expiration. A Participant’s Award Agreement may also provide that:

(a)         if the exercise of the Option following the cessation of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16b, then the Option will terminate on the earlier of (i) the expiration of the term of the Option set forth in the Award Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16b; or

(b)         if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (i) the expiration of the term of the Option or (ii) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7.           Stock Appreciation Rights.

7.1         Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

7.2         Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

7.3         Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7.6 will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

7.4         Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

7.5         Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6.4 relating to the maximum term and Section 6.6 relating to exercise also will apply to Stock Appreciation Rights.

7.6         Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a)         The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b)         The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8.           Restricted Stock.

8.1         Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

8.2         Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction (if any), the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed. The Administrator, in its sole discretion, may determine that an Award of Restricted Stock will not be subject to any Period of Restriction and consideration for such Award is paid for by past services rendered as a Service Provider.

8.3         Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

8.4         Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

8.5         Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

8.6         Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

8.7         Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

8.8         Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9.           Restricted Stock Units.

9.1         Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

9.2         Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

9.3         Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

9.4         Form and Timing of Payment. Payment of earned Restricted Stock Units will be made at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

9.5         Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10.         Performance Awards.

10.1       Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify any time period during which any performance objectives or other vesting provisions will be measured (“Performance Period”), and such other terms and conditions as the Administrator determines. Each Performance Award will have an initial value that is determined by the Administrator on or before its date of grant.

10.2       Objectives or Vesting Provisions and Other Terms. The Administrator will set any objectives or vesting provisions that, depending on the extent to which any such objectives or vesting provisions are met, will determine the value of the payout for the Performance Awards. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

10.3       Earning Performance Awards. After an applicable Performance Period has ended, the holder of a Performance Award will be entitled to receive a payout for the Performance Award earned by the Participant over the Performance Period. The Administrator, in its discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Award.

10.4       Form and Timing of Payment. Payment of earned Performance Awards will be made at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Performance Awards in cash, Shares, or a combination of both.

10.5       Cancellation of Performance Awards. On the date set forth in the Award Agreement, all unearned or unvested Performance Awards will be forfeited to the Company, and again will be available for grant under the Plan.

11.         Outside Director Award Limitations. No Outside Director may be granted, in any Fiscal Year, equity awards (including any Awards granted under this Plan), the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles, and be provided any other compensation (including without limitation any cash retainers or fees) in amounts that, in the aggregate, exceed $500,000, provided that such amount is increased to $750,000 in the Fiscal Year of such individual’s initial service as an Outside Director. Any Awards granted or other compensation provided to an individual (a) for such individual’s services as an Employee, or for such individual’s services as a Consultant (other than as an Outside Director), or (b) prior to the Registration Date, will be excluded for purposes of this Section 11.

12.         Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to be exempt from or meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent (including with respect to any ambiguities or ambiguous terms), except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Parent or Subsidiaries have any responsibility, liability, or obligation to reimburse, indemnify, or hold harmless a Participant (or any other person) in respect of Awards, for any taxes, penalties or interest that may be imposed on, or other costs incurred by, Participant (or any other person) as a result of Section 409A.

13.         Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

14.         Limited Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution (which, for purposes of clarification, shall be deemed to include through a beneficiary designation if available in accordance with Section 6.6.4), and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

15.         Adjustments; Dissolution or Liquidation; Merger or Change in Control.

15.1       Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and numerical Share limits in Section 3.

15.2       Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

15.3       Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (a) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or successor corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (b) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (c) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (d) (i) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (ii) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (e) any combination of the foregoing. In taking any of the actions permitted under this Section 15.3, the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.

In the event that the acquiring or successor corporation (or an affiliate thereof) does not assume the Award (or portion thereof) as described below or substitute for the Award (or portion thereof) as described above, then the Participant will fully vest in and have the right to exercise his or her outstanding Options and Stock Appreciation Rights (or portions thereof) not assumed or substituted for, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, or Performance Awards

(or portions thereof) not assumed or substituted for will lapse, and, with respect to Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if an Option or Stock Appreciation Right (or portion thereof) is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

For the purposes of this Section 15.3 and Section 15.4 below, an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit or Performance Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 15.3 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 15.3 to the contrary, and unless otherwise provided in an Award Agreement, if an Award that vests, is earned or paid-out under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement (or other agreement related to the Award, as applicable) does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that is otherwise accelerated under this Section 15.3 will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

15.4        Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.

16.         Tax Withholding.

16.1       Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholdings are due, the Company (or any of its Parent, Subsidiaries, or affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Parent, Subsidiaries, or affiliates, as applicable) or a relevant tax authority, an amount sufficient to satisfy U.S. federal, state, local, non-U.S., and other taxes (including the Participant’s FICA or other social insurance contribution obligation) required to be withheld or paid with respect to such Award (or exercise thereof).

16.2       Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax liability or withholding obligation, in whole or in part by such methods as the Administrator shall determine, including, without limitation, (a) paying cash, check or other cash equivalents, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (c) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld or paid, (e) such other consideration and method of payment for the meeting of tax liabilities or withholding obligations as the Administrator may determine to the extent permitted by Applicable Laws, or (f) any combination of the foregoing methods of payment. The amount of the withholding obligation will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17.         No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such relationship at any time, free from any liability or claim under the Plan.

18.         Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19.         Effective Date; Term of Plan. Subject to Section 23 of the Plan, the Plan will become effective upon the later to occur of (i) its adoption by the Board or (ii) the business day immediately prior to the Registration Date. It will continue in effect until terminated under Section 20, but no Incentive Stock Options may be granted after 10 years from the date adopted by the Board and Section 3.2 will operate only until the 10th anniversary of the date the Plan is adopted by the Board.

20.         Amendment and Termination of the Plan.

20.1       Amendment and Termination. The Administrator, in its sole discretion, may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason.

20.2       Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

20.3       Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21.         Conditions Upon Issuance of Shares.

21.1       Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

21.2       Investment Representations. As a condition to the exercise or vesting of an Award, the Company may require the person exercising or vesting in such Award to represent and warrant at the time of any such exercise or vesting that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22.         Inability to Obtain Authority. If the Company determines it to be impossible or impractical to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any U.S. state or federal law or non-U.S. law or under the rules and regulations of the U.S. Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, the Company will be relieved of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

23.         Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to the reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of such Participant’s status as an employee and/or other service provider for cause or any specified action or inaction by a Participant, whether before or after such termination of employment and/or other service, that would constitute cause for termination of such Participant’s status as an employee and/or other service provider. Notwithstanding any provisions to the contrary under this Plan, all Awards granted under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws (the “Clawback Policy”). The Administrator may require a Participant to forfeit, or return to the Company, or reimburse the Company for, all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws, including without limitation any reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 24 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.

*            *            *

APPENDIX B

2025 EMPLOYEE STOCK PURCHASE PLAN

SECTION 1. PURPOSE

The purposes of the Plan (a) are to provide Employees of the Company and its Designated Companies with an opportunity to purchase Shares of the Company and (b) to encourage such Employees to remain in the employ of the Company and its Designated Companies.

The Plan consists of two components: (i) a Code Section 423 Component (the “423 Component”) and (ii) a non-Code Section 423 Component (the “Non-423 Component”). The Company intends (but makes no undertaking or representation to maintain) that the 423 Component qualify as an “employee stock purchase plan” under Section 423 of the Code (including any amendments or replacements of such section), and the provisions of the 423 Component shall be so construed. In addition, this Plan authorizes the grant of Options to purchase Shares under the Non-423 Component that does not qualify as an “employee stock purchase plan” under Section 423 of the Code; such Options will be granted pursuant to rules, procedures or sub-plans adopted by the Committee designed to achieve tax, securities laws or other objectives for Eligible Employees, the Company and its Designated Companies. Except as otherwise provided herein, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the meanings set forth in Appendix A.

SECTION 3. ADMINISTRATION

3.1         Administration by Committee

The Plan shall be administered by the Committee. The Committee shall have the authority to delegate administrative or other duties to officers, directors or employees of the Company or a Designated Agent as it deems advisable.

3.2         Authority of Committee

(a)         Subject to the provisions of the Plan, the Committee shall have the full and exclusive discretionary authority (i) to construe and interpret the Plan and Options granted under it; (ii) to establish, amend, and revoke rules and regulations for the administration and operation of the Plan (including, without limitation, the determination and change of Offering Periods, Purchase Periods and payment procedures; the designation from time to time of which Subsidiaries of the Company shall be part of the Employer; the requirement that Shares be held by a specified Designated Agent; and the establishment of an exchange ratio applicable to amounts withheld in a currency other than U.S. dollars); (iii) to determine all questions of eligibility, disputed claims and policy that may arise in the administration of the Plan; (iv) to make any changes to the Plan or its operations to satisfy applicable laws reduce or eliminate any unfavorable legal accounting or other consequences to the extent deemed appropriate; (v) to permit payroll deduction adjustments to adjust for delays or mistakes in processing of payroll deduction elections; (vi) to establish administrative procedures; and (vii) to generally exercise such powers, perform such acts and make such determinations as the Committee deems necessary or expedient to administer and operate the Plan and promote the best interests of the Company, including, but not limited to, designating from time to time which Subsidiaries of the Company shall be part of the Employer. The Committee’s determinations as to the interpretation and operation of the Plan shall be final and conclusive and each action of the Committee or its designee shall be binding on all persons.

(b)         In exercising the powers described in the foregoing paragraph, the Committee may adopt special or different rules for the operation of the Plan including, but not limited to, rules designed to accommodate the practices of an applicable jurisdiction; provided that, to the extent required under Section 423 of the Code, such rules are not intended to result in any Participants having different rights and privileges under the Plan in violation of Section 423 of the Code or otherwise cause the Plan to fail to satisfy the applicable requirements of Section 423 of the Code and the regulations thereunder.

SECTION 4. NUMBER OF SHARES

4.1         Share Reserve. Subject to adjustment from time to time as provided in Section 10, the number of Shares available for issuance under the Plan shall be:

(a)         250,000 Shares; plus

(b)         an annual Share increase to be added as of January 1st of each calendar year commencing after the Effective Date and ending on, and including, January 1, 2035, equal to the least of (i) 250,000 Shares, (ii) 0.5% of the aggregate number of Shares outstanding on December 31st of the immediately preceding calendar year (rounded up to the nearest whole share), and (iii) an amount determined by the Committee; provided that any Shares that become available from any such increases in previous years that are not actually issued shall continue to be available for issuance under the Plan.

The Shares purchased under the Plan may be authorized but unissued Shares, Shares purchased on the open market or Shares from any other proper source. All or any portion of the Shares available for issuance under the Plan may be issued under the 423 Component.

4.2         Expired Options. If any Option granted under the Plan shall for any reason terminate without having been exercised, the Shares not purchased under such Option shall again become available for issuance under the Plan.

SECTION 5. OFFERING PERIODS

The Plan shall be implemented by a series of Offering Periods established by the Committee, which may contain interim consecutive Purchase Periods, during which Shares may be purchased by Participants. The Committee shall have the authority to change the duration, frequency, start date and end date of Offering Periods (and interim Purchase Periods therein); provided, however, that an Offering Period may not exceed five years; and provided, further, that if the Purchase Price may be less than 85% of the Fair Market Value of the Shares on the Purchase Date, the Offering Period may not exceed 27 months.

SECTION 6. ENROLLMENT

6.1         Initial Enrollment

(a)         An Eligible Employee may become a Participant in an Offering Period by submitting a properly completed Subscription Agreement to the Company or its designee, in accordance with electronic or other procedures established by the Company, not later than the close of business on the Cut-Off Date established by the Company for such Offering Period. An Eligible Employee who does not submit a properly completed Subscription Agreement to the Company or its designee on or before the Cut-Off Date for an Offering Period shall not participate in the Plan for that Offering Period or for any subsequent Offering Period unless such Eligible Employee subsequently submits a properly completed Subscription Agreement to the Company or its designee on or before the Cut-Off Date for such subsequent Offering Period.

(b)         An Employee who becomes an Eligible Employee on or after the first day of an Offering Period shall not be eligible to participate in such Offering Period but may participate in any subsequent Offering Period, provided that such Employee is still an Eligible Employee as of commencement of such subsequent Offering Period and timely completes the procedures for enrollment in the Plan.

6.2         Payroll Deductions

(a)         Shares that are to be acquired under the Plan shall be paid for by means of payroll deductions from a Participant’s Eligible Compensation or, if payroll deductions are not permitted under local law, through another means of contribution specified by the Committee pursuant to the Non-423 Component. Unless the Committee determines otherwise for a future Offering Period, any payroll deductions must be in whole percentages comprising not less than 1% and not more than 25% of a Participant’s Eligible Compensation received on each applicable pay day during the Offering Period. Payment amounts shall be credited on a bookkeeping basis to a Participant’s Account under the Plan. All payroll deductions or contributions received or held by the Company may be used by the Company for any purpose and the Company shall have no obligation to segregate such funds, except as may be required by local law. No interest shall accrue on payroll deductions or contributions by Participants, except as may be required by local law.

(b)         Any payroll deductions for a Participant shall commence on the first pay day on or following the first day of an Offering Period and shall end on the last pay day on or prior to the Purchase Date to which an Subscription Agreement applies, unless sooner altered or terminated as provided herein or the Committee determines otherwise for a future Offering Period.

6.2         Continuing Effectiveness of Subscription Agreement; Subscription Agreement Changes

Unless otherwise determined by the Committee, a Participant’s enrollment election and the designated rate of payroll deduction shall automatically continue for future Offering Periods, unless the Participant changes or cancels the Participant’s enrollment election, including the designated rate of payroll deduction in accordance with procedures established by the Committee prior to the Cut-Off Date with respect to a future Offering Period, or elects to withdraw from the Plan. Unless otherwise determined by the Committee for an Offering Period, a Participant may withdraw from the Plan in accordance with Section 9.1 but, while participating in an Offering Period, may not otherwise change his or her rate of payroll deduction or contribution for such Offering Period.

6.3         No Participation in Multiple Offering Periods; Voluntary Participation

Eligible Employees may not participate in more than one Offering Period at a time. Participation in the Plan is entirely voluntary.

6.4         Non-U.S. Jurisdictions

Eligible Employees who are citizens or residents of a non-U.S. jurisdiction may be excluded from participation in the Plan or an Offering Period if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering Period to violate Section 423 of the Code. In the case of the Non-423 Component, an Eligible Employee may be excluded from participation in the Plan or an Offering Period if the Committee has determined that participation of such Eligible Employee is not advisable or practicable.

SECTION 7. GRANT OF OPTIONS

7.1         Option Grant

(a)         Enrollment by an Eligible Employee in the Plan as of the first day of an Offering Period in accordance with the requirements of Section 6 will constitute the grant on such date by the Company to such Participant of an Option to purchase Shares from the Company pursuant to the Plan.

(b)         Notwithstanding any other provision of the Plan to the contrary, no Eligible Employee shall be granted an Option under the Plan to the extent that, immediately after the Option is granted, such Eligible Employee would own, directly or indirectly, stock possessing an aggregate of 5% or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (and for purposes of this paragraph, the attribution rules of Section 424(d) of the Code shall apply, and stock which the Employee may purchase under outstanding options shall be treated as stock owned by the Employee). In addition, Share purchases by each Eligible Employee shall be subject to the Share limits set forth in Section 8.2(a).

(c)         In addition, to the extent required by Section 423 of the Code, no Eligible Employee shall be granted an Option under the Plan (or any other plan of the Company or a Subsidiary intended to qualify under Section 423 of the Code) that would permit the Eligible Employee to purchase Shares under the Plan (and stock under such other plans) that accrues at a rate that exceeds $25,000 of Fair Market Value of such stock (determined at the time such option is granted) for each calendar year in which such Option is outstanding at any time. Any payments made by a Participant in excess of this limitation shall be returned to the Participant in accordance with procedures established by the Committee.

7.2         Option Expiration

An Option granted to a Participant pursuant to the Plan shall expire, if not terminated for any other reason first, on the earliest to occur of: (a) the end of the Offering Period in which such Option was granted; (b) the effective date of the Participant’s withdrawal from the Plan; and (c) the date on which the Participant’s participation in the Plan terminates for any reason, including as a result of termination of employment.

SECTION 8. PURCHASE OF SHARES

8.1         Purchase Price

The purchase price (“Purchase Price”) at which Shares may be acquired in an Offering Period (or interim Purchase Period therein) pursuant to the exercise of all or any portion of an Option granted under the Plan shall be 85% of the lesser of:

(a)         the Fair Market Value of a Share on the first day of such Offering Period; and

(b)         the Fair Market Value of a Share on the Purchase Date;

provided, however, that the Committee may increase the Purchase Price applicable to the first day of an Offering Period and/or the Purchase Date(s) for a future Offering Period, subject to compliance with Section 423 of the Code, as applicable.

8.2         Purchase of Shares

(a)         An Option granted to a Participant under the Plan that remains outstanding as of a Purchase Date shall give the Participant a right to exercise the Option and purchase on the Purchase Date the largest number of whole Shares which the funds accumulated in the Participant’s Account as of such Purchase Date will purchase at the applicable Purchase Price; provided, however, that unless the Committee determines otherwise for a future Offering Period (or an interim Purchase Period therein), no Participant may purchase during the Offering Period, more than 10,000 Shares, subject to adjustment as provided in Section 10, and provided further, that the Committee may, in its discretion, further limit the number of Shares purchased by each Participant in any Offering Period (or interim Purchase Period therein). Purchases by Participants are further subject to the limits in Section 7.1.

(b)         In the case of Participants employed by a Designated Company, the Committee may provide for Shares to be sold through the Designated Company to such Participants, to the extent consistent with Section 423 of the Code.

8.3         Adjustments to Contributions

The Company shall have the authority to take all necessary action, including, but not limited to, suspending the payroll deductions or contributions of any Participant, in order to ensure compliance with this Section 8 and the limits set forth in Section 7.1. Any payroll deductions or contributions suspended as a result of the limits of the Plan shall automatically resume for Eligible Employees at the beginning of the earliest Offering Period (or interim Purchase Period therein) for which the foregoing limits will not be exceeded, provided that when the Company automatically resumes such payroll deductions or contributions, the Company shall apply the contribution rate in effect immediately prior to such suspension or in effect pursuant to an amended or new Subscription Agreement that satisfies the requirements of Section 6.

8.5         Refund of Excess Amount

If, after a Participant’s exercise of an Option under Section 8.2, an amount remains credited to the Participant’s Account as of a Purchase Date (including as a result of the share purchase limit in Section 8.2), then the remaining amount shall be returned to the Participant, except that any amounts that are not sufficient to purchase a full Share shall be retained in the Participant’s Account for the subsequent Purchase Date, subject to earlier withdrawal by the Participant as provided in Section 9.1.

8.4         Pro Rata Allocation

If the total number of shares for which Options are or could be exercised on any Purchase Date in accordance with this Section 8, when aggregated with all Shares for which Options have been previously exercised under the Plan, exceeds the maximum number of Shares reserved in Section 4.1, the Company may allocate the Shares available for delivery and distribution in the ratio that the balance in each Participant’s Account bears to the aggregate balances of all Participants’ Accounts, and the remaining balance of the amount credited to the Account of each Participant under the Plan shall be returned to him or her as promptly as possible.

8.5         Notice of Disposition

If a Participant or former Participant who is subject to U.S. federal income tax sells, transfers, or otherwise makes a disposition of Shares purchased pursuant to an Option granted within two years after the date such Option was granted or within one year after the date the Shares were transferred to such Participant upon the exercise of the Option, then such Participant or former Participant shall notify the Company in writing of such sale, transfer or other disposition within ten days of the consummation of such sale, transfer, or other disposition.

SECTION 9. WITHDRAWAL FROM THE PLAN, TERMINATION
OF EMPLOYMENT AND LEAVE OF ABSENCE

9.1         Withdrawal from the Plan

A Participant may withdraw all funds accumulated in the Participant’s Account from the Plan during any Offering Period then in progress by delivering a notice of withdrawal to the Company or the Employer (in a manner prescribed by the Committee or its designee) at least 30 days prior to the Purchase Date next following the date such notice of withdrawal is delivered, or by such other time period in advance of the Purchase Date as the Committee may require. If notice of complete withdrawal from the Plan as described in the preceding sentence is timely received, the Participant will no longer be deemed a Participant in the Plan and the Company or the Employer will cease the Participant’s payroll withholding, or other contributions to the Plan, and all funds then accumulated in the Participant’s Account shall not be used to purchase Shares, but shall instead be distributed to the Participant as soon as administratively feasible. An Employee who has withdrawn from an Offering Period may not return funds to the Company or the applicable Employer during that or any other Offering Period or require the Company or the applicable Employer to apply those funds to the purchase of Shares. Any Eligible Employee who has withdrawn from the Plan in accordance with this Section 9.1 may, however, choose to re-enroll in the Plan for a future Offering Period in accordance with Section 6. Unless otherwise determined by the Committee, during an Offering Period, a Participant may not otherwise change the rate of his or her contributions to the Plan.

9.2         Termination of Employment

Participation in the Plan terminates immediately on the date on which a Participant ceases to be employed by the Company or any Designated Company for any reason whatsoever or otherwise ceases to be an Eligible Employee. In the event of termination of employment, all funds then accumulated in the Participant’s Account shall not be used to purchase Shares but shall instead be distributed to the Participant (or in case of the Participant’s death to his or her estate, beneficiary or heirs, as applicable) as soon as administratively feasible without interest, except as otherwise required by local law.

9.3         Leave of Absence

If a Participant takes a leave of absence, the Participant shall have the right, in accordance with procedures prescribed by the Committee, to elect to withdraw from the Plan in accordance with Section 9.1. The employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under applicable laws. If a leave of absence exceeds three months and the individual’s right to reemployment is not guaranteed by statute or contract, the employment relationship will be deemed to have terminated on the first day immediately following the end of the three-month period.

SECTION 10. ADJUSTMENTS

10.1       Adjustments upon Changes in Capitalization

Subject to any required action by the stockholders of the Company, in the event that at any time or from time to time, a stock dividend, stock split, reverse stock split, spin-off, combination, reclassification or exchange of shares, recapitalization, reorganization, merger, consolidation, statutory share exchange, extraordinary cash dividend, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company, then the Committee shall make proportional adjustments intended to prevent dilution or enlargement of the benefits or potential benefits intended to be made under the Plan in (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the aggregate maximum number and kind of securities that may be issued with respect to any Offering Period (and interim Purchase Periods therein); and (iii) the number and kind of securities that are subject to any outstanding Option and the per share price of such securities. The determination by the Committee as to the terms of any of the foregoing adjustments shall be conclusive and binding.

10.2       Adjustment upon Dissolution, Liquidation, Merger or Asset Sale

Without limitation on the preceding Section 10.1, in the event of any dissolution, liquidation, merger, consolidation, sale of all or substantially all of the Company’s outstanding securities, sale, lease, exchange or other transfer of all or substantially all of the Company’s assets, or any other similar transaction as determined by the Committee in its sole discretion, the Committee may make such adjustments it deems appropriate to prevent dilution or enlargement of rights in the number and kind of Shares which may be delivered under Section 4, in the number, kind or price of Shares available for purchase under the Plan and in the number of Shares which a Participant is entitled to purchase and any other adjustments it deems appropriate. Without limiting the Committee’s authority under the Plan, in the event of any such transaction, the Committee may elect (a) to have the Options hereunder assumed, converted or substituted by a successor entity (or its Parent), (b) to terminate all outstanding Options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, (c) to shorten the Offering Period by setting a new Purchase Date, or (d) to take such other action deemed appropriate by the Committee.

SECTION 13. MISCELLANEOUS

13.1       Restrictions on Transfer

Options granted under the Plan to a Participant may not be exercised during the Participant’s lifetime other than by the Participant. Neither amounts credited to a Participant’s Account nor any rights with respect to the exercise of an Option or to receive Shares under the Plan may be assigned, transferred, pledged, or otherwise disposed of in any way by the Participant other than by will or the laws of descent and distribution or by a beneficiary designation, if permitted under the Plan for Participants. Any such attempted assignment, transfer, pledge, or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw from the Plan in accordance with Section 9.1.

13.2       Administrative Assistance

If the Committee or its designee so elects, it may retain a Designated Agent to assist in the purchase of Shares, delivery of reports, or other administrative aspects of the Plan. If the Committee or its designee so elects, each Participant shall (unless prohibited by applicable law) be deemed upon enrollment in the Plan to have authorized the establishment of an ESPP Share Account on his or her behalf at any such Designated Agent. Shares purchased by a Participant under the Plan shall be held in such ESPP Share Account in the Participant’s name, or if the Participant so indicates in the Subscription Agreement, in the Participant’s name together with the name of his or her spouse in joint tenancy with right of survivorship or spousal community property, or in certain forms of trust approved by the Committee. The Company may require that Shares be retained with a Designated Agent for a designated period of time following purchase and prior to sale and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares.

13.3       Treatment of Non-U.S. Participants

Participants who are employed by non-U.S. Designated Companies, who are paid in foreign currency, and who contribute foreign currency to the Plan through payroll deductions or other contributions will have such contributions converted to U.S. dollars. The exchange rate and method for such conversion will be determined as prescribed by the Committee. In no event will any procedure implemented for dealing with exchange rate fluctuations that may occur during an Offering Period result in a purchase price below the Purchase Price permitted under the Plan. Each Participant shall bear the risk of any currency exchange fluctuations between the date on which any Participant contributions are converted to U.S. dollars and the applicable Purchase Date.

13.4       Tax Withholding

The Company or other applicable Employer shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or such Employer, an amount sufficient to satisfy federal, state and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of participation in the Plan.

13.5       Equal Rights and Privileges

Except as provided in Section 13.6, all Eligible Employees shall have equal rights and privileges with respect to the Plan so that the Plan qualifies as an “employee stock purchase plan” within the meaning of Section 423 or any successor provision of the Code and the related regulations. Notwithstanding the express terms of the Plan, any provision of the Plan other than Section 13.6 that is inconsistent with Section 423 or any successor provision of the Code shall without further act or amendment by the Company or the Committee be reformed to comply with the requirements of Section 423 of the Code. This Section 13.5 shall take precedence over all other provisions in the Plan except Section 13.6.

13.6       Eligible Employees in Other Countries

Without amending the Plan, the Committee may grant Options or establish other procedures to provide benefits to Eligible Employees of Designated Companies with non-U.S. Employees on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to (a) comply with provision of the laws or regulations or conform to the requirements to operate the Plan in a qualified or tax or accounting advantageous manner in other countries or jurisdictions in which the Company or any Designated Company may operate or have Employees, (b) ensure the viability of the benefits from the Plan to Eligible Employees employed in such countries or jurisdictions and (c) meet the objectives of the Plan. Notwithstanding anything to the contrary herein, any such actions taken by the Committee with respect to Eligible Employees of any Designated Company may be treated as a subplan outside of an “employee stock purchase plan” under Section 423 of the Code and not subject to the requirements of Section 423 of the Code and the Plan.

13.6       Choice of Law

The Plan, all Options granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware without giving effect to principles of conflicts of law.

13.7       Amendment, Suspension and Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan at any time; provided, however, that (a) the Plan may not be amended in a way that will cause Options issued under the Section 423 Component of the Plan to fail to meet the applicable requirements of Section 423 of the Code; and (b) no amendment that would amend or modify the Plan in a manner requiring stockholder approval under Section 423 of the Code or the requirements of any securities exchange on which the Shares are traded shall be effective unless such stockholder approval is obtained. No Options may be granted during any period of suspension of the Plan.

If the Plan is terminated, the Committee may elect to terminate all outstanding Options either prior to their expiration or upon completion of the purchase of Shares on the next Purchase Date, or may elect to permit Options to expire in accordance with their terms (and participation to continue through such expiration dates). If Options are terminated prior to expiration, all funds accumulated in Participants’ Accounts as of the date the Options are terminated shall be returned to the Participants as soon as administratively feasible.

13.8       No Right of Employment

Neither the grant of nor the exercise of any rights to purchase Shares under the Plan nor anything in the Plan shall impose upon the Company or any Designated Company any obligation to employ or continue to employ any Employee or limit in any way the right of the Company or any Designated Company to terminate an Employee’s employment, with or without cause. The right of the Company or the Designated Company to terminate any Employee shall not be diminished or affected because any rights to purchase Shares have been granted to such Employee.

13.9       Rights as Stockholder

No Participant shall have any rights as a stockholder unless and until Shares been issued to him or her (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company).

13.10     Issuance of Shares

(a)         Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any Shares with respect to an Option under the Plan or make any other distribution of benefits under the Plan unless the exercise of the Option and such issuance, delivery or distribution of Shares would comply with all applicable laws, domestic or foreign, including, without limitation, the requirements of the Securities Act, the laws of any state or foreign jurisdiction and the applicable requirements of any securities exchange or similar entity upon which the Shares may then be listed.

(b)         The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any Shares, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

(c)         As a condition to the exercise of an Option, the Committee may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares.

13.11     Code Section 409A; Tax Qualification

The 423 Component is intended to be exempt from the application of Section 409A of the Code and any ambiguities herein will be interpreted in a manner intended to be so exempt from Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if an Option that is intended to be exempt from Section 409A of the Code is not so exempt or compliant with Section 409A of the Code or for any action taken by the Committee with respect thereto. The Company makes no representation that any Option to purchase Shares under the Plan is exempt from or compliant with Section 409A of the Code or otherwise qualifies for special tax treatment under the laws of the United States or jurisdictions outside the United States.

13.12     Condition for Participation

As a condition to participation in the Plan, Eligible Employees agree to be bound by the terms of the Plan (including, without limitation, the notification requirements of Section 8.5) and the determinations of the Committee.

13.13     Reports

Individual Accounts shall be maintained for each Participant in the Plan. Statements of Accounts shall be available to Participants at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price of Shares purchased with accumulated funds, the number of Shares purchased, and the payroll deduction amounts remaining in the Participant’s Account, if any.

13.14     Term of Plan

Unless sooner terminated by the Board, the Plan shall automatically terminate on the tenth anniversary of the earlier of (a) the date the Board adopts the Plan and (b) the date the stockholders approve the Plan. After the Plan terminates, no additional Options may be granted under the Plan, but Options previously granted shall remain outstanding in accordance with their terms and conditions and the Plan’s terms and conditions.

13.14     Severability

If any provision of the Plan or any Option is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Option under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee’s determination, materially altering the intent of the Plan or the Option, such provision shall be stricken as to such jurisdiction, person or option, and the remainder of the Plan and any such Option shall remain in full force and effect.

SECTION 14. EFFECTIVE DATE

The Plan is effective as of the Effective Date, subject to stockholder approval within 12 months before or after the date the Plan is adopted by the Board.

APPENDIX A

DEFINITIONS

As used in the Plan,

“423 Component” has the meaning set forth in Section 1.

“Account” means a recordkeeping account established and maintained for a Participant to which the Participant’s payroll deductions or contributions, if applicable, shall be credited for the purchase of Shares. No interest shall be paid on any amounts credited to such Account, unless required by local law.

“Affiliate” means any entity, other than a Subsidiary, in which the Company has a controlling equity or other ownership interest, in each case as determined by the Committee.

“Board” means the Board of Directors of the Company.

“Code” means the U.S. Internal Revenue Code of 1986, as amended. Any reference to a section of the Code will be deemed to include a reference to any applicable regulations promulgated thereunder.

“Committee” means the Compensation Committee or any other committee (which committee need not be comprised of members of the Board) appointed by the Board to administer the Plan.

“Common Stock” means the common stock, $0.00001 par value per share, of the Company.

“Company” means DeFi Development Corp., a Delaware corporation, or any successor thereto.

“Compensation Committee” means the Compensation Committee of the Board (or a subcommittee thereof of at least one member).

“Cut-Off Date” means the date established by the Committee or its designee from time to time by which Subscription Agreements must be received to participate in an Offering Period or by which changes to Subscription Agreements must be received to become effective.

“Designated Agent” means a brokerage firm, bank or other financial institution, entity or person(s), if any, engaged, retained, appointed or authorized to act as the agent of the Company or an Eligible Employee with respect to the Plan and to maintain ESPP Share Accounts on behalf of Eligible Employees who have purchased Shares under the Plan.

“Designated Company” means any Subsidiary or Affiliate that has been designated by the Committee from time to time in its sole discretion as eligible to participate in the Plan. Only designated U.S. Subsidiaries may participate in the 423 Component (in addition to the Company). At any given time, a Subsidiary that is a Designated Company under the 423 Component shall not be a Designated Company under the Non-423 Component. A Designated Company shall cease to be a Designated Company on the earlier of (a) the date the Committee determines that such entity is no longer a Designated Company or (b) with respect to the 423 Component only, such Designated Company ceases for any reason to be a “subsidiary corporation” as defined in Section 424(f) of the Code.

“Effective Date” means the date of stockholder approval of the Plan.

“Eligible Compensation” means all base wages or salary, cash bonuses, commissions, payments for paid time off and overtime, including amounts of gross earnings that are deferred by an Eligible Employee (a) under a qualified cash or deferred arrangement described in Section 401(k) of the Code or (b) to a plan qualified under Section 125 of the Code. Eligible Compensation does not include severance pay, travel expenses, fringe benefits (cash or noncash), hiring and relocation bonuses, education or tuition reimbursements, pay in lieu of vacation, sick leave, gain from stock option exercises and other equity compensation income, imputed income arising under any Company group insurance or benefit program or any other special payments or any other compensation not included in the first sentence above. The Committee, in its discretion, may establish a different definition of Eligible Compensation for a future Offering Period. For Employees in non-U.S. jurisdictions, the Committee will have the discretion to determine the application of this definition. Eligible Compensation shall be calculated before deduction of any income or employment tax withholdings, but such amounts shall be withheld from the Employee’s net income.

“Eligible Employee” means each Employee of the Company and any Designated Company.

The Committee, in its discretion, may determine from time to time, prior to the first day of an Offering Period (for each Option under the 423 Component, on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.423-2), that the definition of Eligible Employee shall be subject to alternative eligibility requirements, consistent with the eligibility requirements permitted under Section 423 of the Code. For purposes of the foregoing, alternative eligibility requirements may exclude an individual if he or she (a) has been employed less than two years or any lesser period established by the Committee; (b) is customarily employed 20 hours or less per week; (c) is not customarily employed more than five months in any calendar year; and (d) is a highly compensated employee, within the meaning of Section 414(q) of the Code, each such eligibility requirement to be applied with respect to an Offering Period in a manner complying with Section 423 of the Code to the extent required.

“Employee” means any individual who is an employee of the Employer for tax purposes.

“Employer” means the Company or any Designated Company by which an Employee is employed.

“ESPP Share Account” means an account into which Shares purchased with accumulated payroll deductions at the end of an Offering Period (or, if applicable, at the end of a Purchase Period) are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time.

“Fair Market Value” means, with respect to a Share, as of any date, unless the Committee determines otherwise with respect to a future Offering Period:

(a)         if the principal market for the Common Stock (as determined by the Committee if the Common Stock is listed or admitted to trading on more than one exchange or market) is a national securities exchange or an established securities market, the closing sales price per Share during regular session trading on that date on the principal exchange or market on which the Common Stock is then listed or admitted to trading or, if no sale is reported for that date, on the last preceding Trading Day for which a sale was reported;

(b)         if the principal market for the Common Stock is not a national securities exchange or an established securities market, the average of the highest bid and lowest asked prices for the Common Stock on that date as reported on a national quotation system or, if no prices are reported for that date, on the last preceding day for which prices were reported; or

(c)         if the Common Stock is neither listed or admitted to trading on a national securities exchange or an established securities market, nor quoted by a national quotation system, the value determined by the Committee in good faith by the reasonable application of a reasonable valuation method.

“Non-423 Component” has the meaning set forth in Section 1.

“Offering Period” means each period designated by the Committee as further described in Section 5.

“Option” means an option granted under the Plan to a Participant to purchase Shares.

“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

“Participant” means an Eligible Employee who has enrolled in the Plan pursuant to Section 6 and who has not withdrawn from the Plan or otherwise terminated participation in the Plan.

“Plan” means the DeFi Development Corp. 2025 Employee Stock Purchase Plan, as amended from time to time.

“Purchase Date” means the last Trading Day of an Offering Period or, if applicable, the last Trading Day of a Purchase Period within an Offering Period.

“Purchase Period” means each interim period within an Offering Period designated by the Committee as further described in Section 5. In the event Offering Periods include interim Purchase Periods, if the Fair Market Value of a Share on a Purchase Date other than the final Purchase Date of an Offering Period is less than the Fair Market Value of a Share on the first day of the Offering Period, then every Participant in such Offering Period shall (a) be withdrawn from such Offering Period at the close of such Purchase Date and after the acquisition of Shares for the Purchase Period and (b) enrolled in the Offering Period commencing immediately subsequent to such Purchase Date.

“Purchase Price” has the meaning set forth in Section 8.1, provided, however, that the Purchase Price per Share shall in no event be less than the par value of the Common Stock.

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time.

“Shares” means shares of Common Stock.

“Subscription Agreement” means an agreement, which may be electronic, pursuant to which an Eligible Employee may elect to enroll in the Plan, authorize a new level of payroll deductions, or stop payroll deductions or contributions and withdraw from an Offering Period.

“Subsidiary” means a corporation, domestic or foreign, whether now or hereafter existing, as defined in Section 424(f) of the Code and generally means any corporation, domestic or foreign, of which not less than 50% of the combined voting power is held by the Company or a Subsidiary, whether or not such corporation exists now or is hereafter organized or acquired by the Company or a Subsidiary.

“Trading Day” means a day on which the New York Stock Exchange, NASDAQ Stock Market or other alternative exchange or service on which the Common Stock is traded, listed or quoted is open for trading.

PROXY VOTING INSTRUCTIONS Please have your 11-digit control number ready when voting by Internet or Telephone. Vote Your Proxy on the Internet: Go to https://AALvote.com/DFDV Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote Your Proxy by Phone: Call 1-866-804-9616 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. Vote Your Proxy by Mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. As a stockholder of DeFi Development Corp. you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 pm Eastern Time, on December 17, 2025. CONTROL NUMBER As a stockholder of DeFi Development Corp. you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 pm Eastern Time, on December 17, 2025. PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. DeFi Development Corp. ANNUAL MEETING OF STOCKHOLDERS December 18, 2025 at 2:00 pm Eastern Time THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The stockholder(s) hereby appoint(s) Joseph Onorati and Fei (John) Han as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of DeFi Development Corp. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 p.m. ET on December 18, 2025, and any adjournment or postponement thereof. The Annual Meeting of Stockholders will be held virtually. In order to attend the meeting, you must register at https://web.viewproxy.com/DFDV/2025 by 11:59 p.m. EDT on December 16, 2025. On the day of the Annual Meeting of Stockholders, if you have properly registered, you may enter the meeting by clicking on the link provided and entering the password you received via email in your registration confirmations. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained in the Proxy Statement. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Mr AB Sample Sample Street Sample Town Sampleshire, XXX XXX Signature Date Title Signature (Joint Owners) NOTE: Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, limited liability company or partnership, please sign in full corporate, limited liability company, or partnership name by authorized officer or person. Address change: (If you noted any Address Changes above, please mark box.)

Important Notice Regarding the Availability of Proxy Materials for theAnnual Meeting of Stockholders to be held on December 18, 2025 The Notice & Proxy Statement and Annual Report on Form 10-K are available at:https://web.viewproxy.com/DFDV/2025 PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR all the nominees listed in Proposal 1, and FOR Proposals 2, 3, 4, 5 and 6. Our Board of Directors recommends you vote FOR each nominee listed in Proposal 1. Please mark your votes like this Proposal 1: To elect five (5) members of the Company’s Board of Directors, each to serve until the next annual meeting of the Company’s stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal. FOR WITHHOLD (1) Joseph Onorati (2) William Caragol (3) Blake Janover (4) Zachary Tai (5) Thomas Perfumo Our Board of Directors recommends you vote FOR Proposals 2, 3, 4, 5 and 6. Proposal 2. To ratify the appointment of Wolf & Company, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2025. FOR AGAINST ABSTAIN Proposal 3. To amend the Company’s 2023 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance to 5,000,000. FOR AGAINST ABSTAIN Proposal 4. To amend the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized common stock to 1,000,000,000. FOR AGAINST ABSTAIN Proposal 5. To amend the Company’s Certificate of Incorporation to increase the number of authorized preferred stock to 1,000,000,000. FOR AGAINST ABSTAIN Proposal 6. To approve the Company’s 2025 Employee Stock Purchase Plan. FOR AGAINST ABSTAIN Note: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.